UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: January 31, 2023

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund Green Century MSCI International Index Fund January 31, 2023

An investment for your future.®	114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For daily share price information twenty-four hours a day, visit www.greencentury.com.

Dear Green Century Funds Shareholder:

Thank you for putting your trust in the Green Century Funds°. Every day our team works to provide opportunities for you to invest in alignment with your environmental values and make an impact through the dollars you are saving for the future. I’m excited to share some of our highlights in this letter.

But first I want to acknowledge that 2022 was a challenging year for investors in both equities and bonds. Faced with rising inflation, interest rate hikes and recessionary fears, the S&P 500® recorded its worst year since 2008. In moments like this, some investors may abandon the market and move to cash holdings. While there might be good reasons for changing an investment strategy, acting on emotion may compromise a portfolio’s long-term return potential and I encourage you to consult with a financial advisor before you make any substantial changes.

In addition to our investment strategy, a key way that the Green Century Funds helps you make a difference is through our shareholder advocacy program. Our team of dedicated advocates worked with 80 companies last year to achieve new environmental policies with 20 major corporations. I’m pleased to share some highlights.

Negotiated a commitment with Lowe’s1 that resulted in four new industry-leading commitments to protect forests around the world, including the Canadian boreal.

Persuaded Jack in the Box1 to only purchase pork raised without the use of cruel gestation crates, which improves animal welfare and helps reduce the harmful effects of factory farming.

Won majority shareholder votes at Sysco1 (92%) and General Mills1 (55%) requesting that the companies measure their plastic use as the first step toward reducing it to protect ocean wildlife and public health.

I am proud of Green Century’s achievements in an unprecedented and challenging year, and I am eager to see what we are able to accomplish as we move forward. Our work to protect the environment and protect public health is far from finished—and none of it would be possible without investors like you.

If you have enjoyed this update and are not yet part of our enews community, I invite you to send your email address to info@greencentury.com or sign up on our website www.greencentury.com.

Thank you for choosing Green Century to help save for your future.

Sincerely,

Leslie Samuelrich, President

Green Century Funds

° Green Century Capital Management, Inc. (Green Century) is the investment advisor to the Green Century Funds (The Funds).

Green Century on the Web

E-News.    For more regular updates on the Green Century Funds and on our advocacy efforts, please consider signing up for our e-newsletter. Call 1-800-934-7336, visit www.greencentury.com, or email info@greencentury.com.

Online Access.    Information on your account is available on our website at www.greencentury.com. From the home page, click on Access My Account. Shareholders may also perform online transactions on the site. While there, please consider registering for e-delivery of your statements and other Fund documents.

Website.    Visit www.greencentury.com to get quarterly performance, our impact stories, and more.

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2022 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-934-7336, (iii) by sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-PORT, Part F. The Green Century Funds’ Forms N-PORT, Part F are available on the EDGAR database on the SEC’s website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee, by writing the SEC’s Public Reference Section, Washington DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. The information on Form N-PORT, Part F may also be obtained by calling us at 1-800-934-7336, or by e-mailing a request to info@greencentury.com

THE GREEN CENTURY BALANCED FUND

The Green Century Balanced Fund seeks capital growth and income from a portfolio of stocks and bonds that meet Green Century’s standards for environmentally responsible and sustainabl~~e~~ investing. The portfolio managers of the Balanced Fund avoid fossil fuel companies and other environmentally harmful industries and consider environmental, social, and governance data in their decision making.

		CUMULATIVE RETURNS*	AVERAGE ANNUAL RETURNS*
		Six Months	One Year	Three Years	Five Years	Ten Years
December 31, 2022	Green Century Balanced Fund — Individual Investor Share Class	1.84%	–16.21%	4.19%	6.00%	7.60%
	Green Century Balanced Fund — Institutional Share Class**	2.03%	–15.93%	4.42%	6.14%	7.67%
	Custom Balanced Fund Index[2]	1.19%	–13.70%	4.44%	6.12%	8.04%
January 31, 2023	Green Century Balanced Fund — Individual Investor Share Class	0.05%	–7.35%	6.10%	6.51%	7.76%
	Green Century Balanced Fund — Institutional Share Class**	0.21%	–7.08%	6.33%	6.65%	7.83%
	Custom Balanced Fund Index[2]	–0.27%	–6.15%	5.90%	6.48%	8.20%

The Individual Investor Share Class total expense ratio of the Fund is 1.46% and the Institutional Share Class total expense ratio of the Fund is 1.16% as of the most recent prospectus.

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

** Institutional Shares were offered as of November 28, 2020. The Institutional Share Class performance prior to November 28, 2020 reflects the performance of the Fund’s Individual Investor Share Class.

During the six month period ended January 31, 2023, the Balanced Fund outperformed the Custom Balanced Index, with the Balanced Fund returning 0.21% and the Custom Balanced index returning –0.27%. For the one year period ending January 31, 2023, the Balanced Fund returned –7.08%, while the Custom Balanced Index returned –6.15%. The Fund’s equity holdings that most positively contributed to relative performance during the twelve months ended January 31, 2023 included: First Solar1, SolarEdge Technologies1, LPL Financial Holdings1, Travelers Companies1 and TJX Companies1. Holdings detracting from performance included Alphabet1, SVB Financial1, Paypal Holdings1, Baxter International1 and Bright Horizons1.

Equity markets saw heightened volatility over the last six months as markets reacted to increasing inflation numbers and expectations for corresponding faster tightening by the Federal Reserve (“Fed”) and other global central banks. Inflation numbers in certain areas such as housing and lumber have started to cool, but the economy continues to post strong labor and wage numbers that may prompt the Fed to stay higher for longer. Federal Reserve Chair Powell and the members of the Federal Reserve Board of Governors continue to assert that they will do “whatever it takes” to tame inflation. Instead, after Core Consumer Price Inflation readings showed signs of moderating in September, investors opted to use their rose-colored glasses to view indicators of both stronger and weaker economic trends as good news, bidding up share prices for value stocks and for the highly cyclical companies in the Energy, Industrials, Materials, and Financials sectors. Yields on longer-dated Treasuries declined through early December, as investors chose to believe that the Fed’s announced intention to slow the pace of rate increases meant that the Fed was reversing course and would reduce the terminal rate and quickly cut rates thereafter. This despite the Fed publicly indicating the contrary. The portfolio managers do not believe that the Fed has lowered its terminal rate or decreased the length of time it intends to hold the Funds rate at that higher terminal rate level. The Fed’s increases in the Funds rate this cycle have been breathtakingly aggressive; furthermore, the Fed’s rate increases have been accompanied by significant quantitative tightening. The Fed has repeatedly expressed its concern that a too-hasty return to normal will allow inflation to rekindle. Other Central Banks have also instituted record amounts of monetary restraint, the most significant since 1980. This synchronized monetary tightening has initiated the predictable chain of events.

The frequently articulated concern of worldwide Central Banks, including the Fed, with breaking any established embedded inflationary pattern, seems very likely to lengthen the period of monetary restriction, which will lengthen the duration of decreasing employment and make an extended recession ever more likely. Indeed, the Federal Reserve noted in December that “it would take substantially more evidence of progress to be confident that inflation was on a sustained downward path” and “No participants anticipated that it would be appropriate to begin reducing the federal funds rate target in 2023.” While the bond market continues to predict that Fed Fund rates will begin to drop in July, 2023, the portfolio managers disagree. Federal Reserve Chair Jerome Powell has repeatedly referenced the 1979 to 1982 experience, when the Fed believes that it prematurely eased monetary policy after slightly softer inflation readings, only to have to quickly raise rates again when inflation persisted at unacceptably high levels. The portfolio managers

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUTRY (unaudited)

expect the interest rate hikes to continue until the Fed is persuaded by several consecutive readings of much softer core inflation, much softer growth in unit labor costs and average hourly earnings, and a substantial rise in unemployment. They also expect that the Fed will be quite reluctant to cut rates until both the employment cost index and the broad personal consumption expenditure deflator measure of inflation are clearly headed back to acceptable levels. The country has now entered the time where every aspect of the economy will begin to feel the effects of the prior tightening; it will show up in wage growth, unemployment, falling housing prices, discretionary income, and spending.

In the near term, declining business confidence and consumer confidence will likely translate into reduced corporate earnings, which may well initiate another down leg for equity markets. While the portfolio managers anticipate a recession and some earnings declines, they expect that the decline in earnings will be fairly modest. Even with the price-to-earnings compression that we have already experienced, they judge that further market downside is possible. In addition, consumer confidence tracks inversely with inflation; as inflation eases, this should support consumer confidence. Consumer confidence, housing starts, and equity market bottoms are all closely associated, so improving consumer confidence may limit the downside. Recovery from bear markets is usually sudden and sharp, so that attempts to time the market are usually unsuccessful. Overall, the portfolio managers conclude that the Fund is appropriately positioned for a modestly more risk-off equity market. In either a slowing growth or a recessionary environment, they expect that the focus on quality, lower-leverage, profitable companies with steadier earnings and revenues will be protective.

The growing environmental, social, and policy challenges facing the world make it increasingly imperative that shareholders demand that companies create the transition to a lower-carbon economy and recognize the human rights and dignity of their workers. The portfolio managers expect companies held within the portfolio to act with integrity and purpose, and to take leading roles in creating alternative mechanisms, through legislation or internal policies, to protect the needs and concerns of their employees, communities, and planet.

The Green Century Balanced Fund invests in the stocks and bonds of environmentally responsible corporations of various sizes, including small, medium, and large companies. The Green Century Balanced Fund does not invest in fossil fuels though most other diversified mutual funds do.

The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect a single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

THE GREEN CENTURY EQUITY FUND

The Green Century Equity Fund invests essentially all of its assets in the stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index (the KLD 400 Index or the Index),3 comprised primarily of large capitalization U.S. companies selected based on comprehensive environmental, social and governance sustainability criteria. The Equity Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

		CUMULATIVE RETURNS*	AVERAGE ANNUAL RETURNS*
		Six Months	One Year	Three Years	Five Years	Ten Years
December 31, 2022	Green Century Equity Fund — Individual Investor Share Class	–0.12%	–23.04%	6.85%	8.89%	12.00%
	Green Century Equity Fund — Institutional Share Class	0.02%	–22.81%	7.17%	9.20%	12.15%
	S&P 500 Index[4]	2.31%	–18.11%	7.66%	9.42%	12.56%
January 31, 2023	Green Century Equity Fund — Individual Investor Share Class	–1.58%	–11.87%	9.02%	9.05%	12.07%
	Green Century Equity Fund — Institutional Share Class	–1.41%	–11.59%	9.35%	9.36%	12.24%
	S&P 500 Index[4]	–0.44%	–8.22%	9.88%	9.54%	12.68%

The Individual Investor Share Class total expense ratio of the Fund is 1.25% and the Institutional Share Class total expense ratio of the Fund is 0.95% as of the most recent prospectus.

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

As of April 1, 2014, the Equity Fund invests in the common stocks which make up the MSCI KLD 400 Social ex Fossil Fuel Index; prior to April 1, 2014, the Fund invested in the common stocks which made up the MSCI KLD 400 Social Index.

For the six month period ended January 31, 2023, the Green Century Equity Fund, which closely tracks the KLD 400 Index, underperformed the S&P 500® Index (“benchmark”) by 114 basis points in the Individual Investor Share Class and by 97 basis points in the Institutional Share Class. The Equity Fund returned –1.58% in the Individual Investor Share Class and –1.41% in the Institutional Share Class for the six month period ended January 31, 2023, while the benchmark returned –0.44% during the same period.

As the MSCI KLD 400 Social ex Fossil Fuels Index does not include all of the stocks in the benchmark and includes some stocks not included in the benchmark, the performance of the Equity Fund can be expected to differ from the performance of the broader benchmark. The difference in performance of the Equity Fund relative to the benchmark was influenced by differences in sector allocation and stock selection criteria between the Fund and the benchmark.

The Energy sector was the best performing sector of the benchmark, returning 17.78%. The Equity Fund does not have an allocation to this sector, while the sector has a 5.08% weight in the benchmark. The performance of the Fund, relative to the benchmark, was positively impacted by stock selection within the Consumer Discretionary, Health Care and Industrials sectors. The relative performance of the Fund was negatively impacted by stock selection within the Communication Services, Financials and Materials sectors.

According to an analysis by the Fund’s portfolio managers, the strongest performing sectors in the Equity Fund were Financials, Industrials and Health Care, which returned 8.79%, 8.46%, and 7.94%, respectively. The worst performing sectors were Communication Services and Consumer Discretionary, which returned –11.43% and –7.83%, respectively, for the six month period.

Within the benchmark, Energy and Materials were the strongest performing sectors, gaining 17.78% and 9.71%, respectively. The worst performing sectors were Consumer Discretionary and Real Estate, which returned –9.35% and –6.34%, respectively, for the six month period.

The Equity Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Equity Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY (unaudited)

THE GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

The Green Century MSCI International Index Fund (the International Fund) invests in the stocks which make up the MSCI World ex USA SRI ex Fossil Fuels Index (the Index),5 comprised primarily of foreign companies selected based on comprehensive environmental, social and governance (ESG) sustainability criteria. The International Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

		CUMULATIVE RETURNS*	AVERAGE ANNUAL RETURNS*
		Six Months	One Year	Three Years	Five Years	Since Inception
December 31, 2022	Green Century International Index Fund — Individual Investor Share Class	3.95%	–21.35%	–0.24%	1.24%	3.99%
	Green Century International Index Fund — Institutional Share Class	4.18%	–21.11%	0.05%	1.55%	4.29%
	MSCI World ex USA Index[6]	5.50%	–14.29%	1.27%	1.79%	4.95%
January 31, 2023	Green Century International Index Fund — Individual Investor Share Class	6.97%	–8.50%	3.17%	2.17%	5.31%
	Green Century International Index Fund — Institutional Share Class	7.12%	–8.25%	3.50%	2.48%	5.62%
	MSCI World ex USA Index[6]	8.74%	–2.98%	4.64%	2.47%	6.19%

The Individual Investor Share Class total expense ratio of the Fund is 1.28% and the Institutional Share Class total expense ratio of the Fund is 0.98% as of the most recent prospectus.

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

The Green Century MSCI International Index Fund closely tracks the MSCI World ex USA SRI ex Fossil Fuels Index. The International Fund’s Individual Investor Share Class returned 6.97% and the International Fund’s Institutional Share Class returned 7.12% for the six month period ended January 31, 2023, underperforming the MSCI World ex USA Index (“Benchmark”), the Fund’s benchmark, which returned 8.74% during the same period.

The MSCI World ex USA Index is not a values-based or SRI screened index and may invest in fossil fuels, nuclear weapons, and producers of genetically modified organisms. The difference in performance of the International Fund relative to the benchmark was largely due to differences in sector allocation and stock selection criteria between the Fund and the benchmark.

According to an analysis by the Fund’s portfolio managers, the strongest performing sectors in the International Fund were Financials, Information Technology and Consumer Discretionary, which returned 14.76%, 14.17% and 10.84%, respectively. The worst performing sectors were Real Estate and Communication Services, which returned –0.65% and –0.46%, respectively, for the six month period.

Within the benchmark, Materials and Financials were the strongest performing sectors, gaining 19.12% and 16.84%, respectively. The worst performing sectors were Real Estate and Utilities, which returned –2.16% and 0.89%, respectively, for the six month period.

The International Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The developed ex-U.S. equities in which the International Fund is invested may perform worse than the stock market as a whole. The International Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

INVESTMENT BY COUNTRY (unaudited)

1 As of January 31, 2023, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY INTERNATIONAL INDEX FUND
Lowe’s Companies Inc.	0.00%	0.71%	0.00%
Jack in the Box Inc.	0.00%	0.01%	0.00%
Sysco Corporation	0.61%	0.22%	0.00%
General Mills Inc.	0.00%	0.26%	0.00%
First Solar Inc.	0.87%	0.00%	0.00%
SolarEdge Technologies Inc.	0.94%	0.00%	0.00%
LPL Financial Holdings, Inc.	0.92%	0.00%	0.00%

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY INTERNATIONAL INDEX FUND
Travelers Companies Inc.	1.51%	0.25%	0.00%
TJX Companies Inc.	1.34%	0.01%	0.00%
Alphabet Inc.	3.50%	6.33%	0.00%
SVB Financial Group	0.52%	0.10%	0.00%
Paypal Holdings, Inc.	0.53%	0.49%	0.00%
Baxter International, Inc.	0.34%	0.00%	0.00%
Bright Horizons Family Solutions, Inc.	0.50%	0.00%	0.00%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. Note that some of the holdings discussed above may not have been held by any Fund during the six-month period ended January 31, 2023, or may have been held by a Fund for a portion of the period, or may have been held by a Fund for the entire period. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the Custom Balanced Index, the S&P Supercomposite 1500 Index, or the BofA Merrill Lynch Index.

3 The MSCI KLD 400 Social ex Fossil Fuels Index (the KLD400 ex Fossil Fuels Index) is a custom index calculated by MSCI Inc. and is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves included in the KLD400 Index. The KLD400 Index is a free float-adjusted market capitalization index designed to provide exposure to U.S. companies that have positive Environmental, Social and Governance (ESG) characteristics and consists of approximately 400 companies selected from the MSCI USA Investable Market Index. It is not possible to invest directly in an index.

4 The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500 Index.

5 The World ex USA SRI ex Fossil Fuels Index is a custom index calculated by MSCI Inc. The World ex USA SRI ex Fossil Fuels Index is comprised of the common stocks of the companies in the MSCI World ex USA SRI Index (the World ex USA SRI Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves included in the World ex USA SRI (Socially Responsible Investment) Index. The World ex USA SRI Index includes large and mid-cap stocks from approximately 22 developed market countries (excluding the U.S.). The World ex USA SRI Index is a capitalization weighted index that provides exposure to companies with what MSCI calculates to have outstanding ESG ratings and excludes companies whose products have negative social or environmental impacts. It is not possible to invest directly in an index.

6 The MSCI World ex USA Index is a custom index calculated by MSCI Inc. The MSCI World ex USA Index includes large and mid-cap stocks across 22 of 23 Developed Markets countries and excludes the United States. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World ex USA Index is a free float-adjusted market capitalization index. It is not possible to invest directly in the MSCI World ex USA Index.

The Funds’ environmental criteria limit the investments available to the Funds compared to mutual funds that do not use environmental criteria.

This information has been prepared from sources believed reliable. The views expressed are as of the date of publication and are those of the Advisor to the Funds.

This material must be preceded or accompanied by a current Prospectus.

Distributor: UMB Distribution Services, LLC 2/23

The Green Century Equity Fund and the Green Century MSCI International Index Fund (the “Funds”) are not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Funds or any index on which a Fund is based. The MSCI Parties are not sponsors of the Funds and are not affiliated with the Funds in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Funds.

GREEN CENTURY FUNDS EXPENCE EXAMPLE

For the six months ended January 31, 2023 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2022 to January 31, 2023 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5%hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE AUGUST 1, 2022	ENDING ACCOUNT VALUE JANUARY 31, 2023	EXPENSES PAID DURING THE PERIOD[1]

Balanced Fund
Actual Expenses — Individual Investor Class	$1,000.00	$1,000.50	$7.37
Actual Expenses — Institutional Class	1,000.00	1,002.10	5.87
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class	1,000.00	1,017.63	7.44
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,019.14	5.92

	BEGINNING ACCOUNT VALUE AUGUST 1, 2022	ENDING ACCOUNT VALUE JANUARY 31, 2023	EXPENSES PAID DURING THE PERIOD[1]

Equity Fund
Actual Expenses — Individual Investor Class	$1,000.00	$984.20	$6.25
Actual Expenses — Institutional Class	1,000.00	985.90	4.75
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class	1,000.00	1,018.70	6.36
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,020.21	4.84

	BEGINNING ACCOUNT VALUE AUGUST 1, 2022	ENDING ACCOUNT VALUE JANUARY 31, 2023	EXPENSES PAID DURING THE PERIOD[1]

MSCI International Index Fund
Actual Expenses — Individual Investor Class	$1,000.00	$1,069.70	$6.68
Actual Expenses — Institutional Class	1,000.00	1,071.20	5.12
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class	1,000.00	1,018.55	6.51
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,020.06	4.99

1 Expenses are equal to the Funds’ annualized expense ratios (1.46% for the Balanced Fund Individual Investor Class, 1.16% for the Balanced Fund Institutional Class, 1.25% for the Equity Fund Individual Investor Class, 0.95% for the Equity Fund Institutional Class, 1.28% for the International Index Fund Individual Investor Class and 0.98% for the International Index Fund Institutional Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2023 (unaudited)

COMMON STOCKS — 64.2%
	SHARES	VALUE
Software & Services — 7.7%
Adobe, Inc. (a)	9,207	$3,409,720
Autodesk, Inc. (a)	11,965	2,574,389
Mastercard, Inc., Class A	18,404	6,820,523
Microsoft Corporation	53,091	13,156,481
Paycom Software, Inc. (a)	7,024	2,275,355
PayPal Holdings, Inc. (a)	25,725	2,096,330

		30,332,798

Healthcare Equipment & Services — 5.3%
Alcon, Inc. (b)	35,019	2,633,779
Baxter International, Inc.	28,987	1,324,416
CVS Health Corp.	31,621	2,789,605
Elevance Health, Inc.	14,251	7,125,357
Medtronic PLC	22,868	1,913,823
Stryker Corporation	12,760	3,238,616
West Pharmaceutical Services, Inc.	7,437	1,975,267

		21,000,863

Capital Goods — 4.9%
Deere & Company	7,381	3,120,982
Eaton Corporation PLC	21,989	3,566,835
Illinois Tool Works, Inc.	11,220	2,648,369
Rockwell Automation, Inc.	8,926	2,517,400
Trane Technologies PLC	15,557	2,786,570
Westinghouse Air Brake Technologies Corporation	27,643	2,869,620
Xylem, Inc.	15,837	1,647,206

		19,156,982

Pharmaceuticals & Biotechnology — 4.8%
AstraZeneca PLC ADR (b)	80,933	5,290,590
IQVIA Holdings, Inc. (a)	15,895	3,646,472
Merck & Company, Inc.	27,300	2,932,293
Roche Holding AG ADR	92,577	3,624,390
Thermo Fisher Scientific, Inc.	5,889	3,358,673

		18,852,418

Technology Hardware & Equipment — 4.6%
Apple, Inc.	108,052	15,590,823
Palo Alto Networks, Inc. (a)	15,612	2,476,688

		18,067,511

Retailing — 4.3%
Home Depot, Inc. (The)	11,443	3,709,478

	SHARES	VALUE
Retailing — (continued)
Target Corporation	26,209	$4,511,617
TJX Companies, Inc. (The)	63,991	5,238,303
Tractor Supply Company	14,712	3,354,189

		16,813,587

Banks — 3.8%
East West Bancorp, Inc.	43,189	3,391,200
First Republic Bank	23,150	3,261,372
KeyCorp.	161,925	3,107,341
PNC Financial Services Group, Inc. (The)	19,684	3,256,324
SVB Financial Group (a)	6,707	2,028,465

		15,044,702

Media & Entertainment — 3.6%
Alphabet, Inc., Class A (a)	105,940	10,471,110
Walt Disney Company (The) (a)	32,150	3,487,953

		13,959,063

Semiconductors — 3.4%
Analog Devices, Inc.	19,593	3,359,612
ASML Holding NV (b)	5,655	3,737,050
NVIDIA Corporation	20,293	3,964,643
Wolfspeed, Inc. (a) .	29,189	2,247,845

		13,309,150

Renewable Energy & Energy Efficiency — 3.0%
First Solar, Inc. (a)	19,182	3,406,723
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	41,772	1,541,805
Ormat Technologies, Inc.	19,664	1,819,903
SolarEdge Technologies, Inc. (a)	11,498	3,669,357
Sunrun, Inc. (a)	47,155	1,239,233

		11,677,021

Insurance — 2.3%
Aflac, Inc.	56,782	4,173,477
Travelers Companies, Inc. (The)	25,349	4,844,701

		9,018,178

Real Estate — 2.1%
American Tower Corporation REIT	14,574	3,255,686
AvalonBay Communities, Inc. REIT	10,785	1,913,690

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2023 (unaudited)	continued

	SHARES	VALUE
Real Estate — (continued)
Jones Lang LaSalle, Inc. (a)	9,787	$1,809,323
Prologis, Inc. REIT	10,930	1,413,030

		8,391,729

Materials — 2.1%
Ball Corporation	58,571	3,411,175
Ingevity Corporation (a)	30,562	2,519,531
International Flavors & Fragrances, Inc.	20,248	2,277,090

		8,207,796

Consumer Durables & Apparel — 2.1%
Levi Strauss & Company, Class A	129,446	2,381,806
Lululemon Athletica, Inc. (a)	7,754	2,379,548
NIKE, Inc., Class B	26,195	3,335,409

		8,096,763

Food & Staples Retailing — 2.0%
Costco Wholesale Corporation	10,528	5,381,282
Sysco Corporation	30,845	2,389,254

		7,770,536

Household & Personal Products — 1.6%
Procter & Gamble Company (The)	17,374	2,473,710
Unilever PLC ADR (b)	74,953	3,830,099

		6,303,809

Consumer Services — 1.5%
Bright Horizons Family Solutions, Inc. (a)	25,343	1,945,836
Starbucks Corporation	35,086	3,829,286

		5,775,122

Transportation — 1.4%
J.B. Hunt Transport Services, Inc. .	15,948	3,014,969
United Parcel Service, Inc., Class B	14,085	2,608,965

		5,623,934

Utilities — 1.0%
American Water Works Company, Inc.	24,572	3,845,272

Diversified Financials — 0.9%
LPL Financial Holdings, Inc.	15,259	3,618,214

	SHARES	VALUE
Food & Beverage — 0.8%
McCormick & Company, Inc.	39,734	$2,984,818

Telecommunication Services — 0.5%
Verizon Communications, Inc.	49,228	2,046,408

Automobiles & Components — 0.5%
Aptiv PLC (a)	15,823	1,789,423

Total Common Stocks (Cost $146,346,586)		251,686,097

	PRINCIPAL AMOUNT

BONDS & NOTES — 32.3%
Green and Sustainability Bonds — 21.6%
Apple, Inc. 2.85%, due 2/23/23 (c)	$3,000,000	2,997,210
Apple, Inc. 3.00%, due 6/20/27 (c)	2,000,000	1,913,356
Asian Development Bank 2.125%, due 3/19/25 (b)	1,000,000	957,083
Asian Development Bank 3.125%, due 9/26/28 (b)	4,000,000	3,854,312
Bank of America Corporation 2.456% (3-Month USD Libor+87 basis points), due 10/22/25 (c)	4,000,000	3,824,068
BlueHub Loan Fund, Inc. 2.89%, due 1/1/27 (d)	2,000,000	1,781,720
Boston Properties LP 4.50%, due 12/1/28 (c)	5,000,000	4,793,275
Bridge Housing Corporation 3.25%, due 7/15/30 (c)	4,500,000	4,054,365
Century Housing Corporation 0.60%, due 2/15/24	2,500,000	2,389,395
Citigroup, Inc. 1.678% (SOFR Rate+166.7 basis points), due 5/15/24 (c)	5,000,000	4,950,590
City & County of San Francisco CA Community Facilities District No. 2014-1 2.75%, due 9/1/23	650,000	643,152
City of San Francisco CA Public Utilities Commission Water Revenue 2.806%, due 11/1/23	2,000,000	1,977,012

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2023 (unaudited)	continued

	PRINCIPAL AMOUNT	VALUE
Green and Sustainability Bonds — (continued)
European Investment Bank 2.50%, due 10/15/24 (b)	$2,000,000	$1,939,198
European Investment Bank 2.125%, due 4/13/26 (b)	500,000	472,107
International Bank for Reconstruction & Development 2.125%, due 3/3/25 (b)	2,000,000	1,915,454
International Finance Corporation 2.125%, due 4/7/26 (b)	500,000	472,837
Johnson Controls International plc / Tyco Fire & Security Finance SCA 1.75%, due 9/15/30 (b)(c)	2,000,000	1,653,864
National Australia Bank Ltd. 3.625%, due 6/20/23 (b)	2,000,000	1,991,840
Nederlandse Waterschapsbank NV 2.375%, due 3/24/26 (b)(e)	1,000,000	947,714
New Jersey Infrastructure Bank 3.00%, due 9/1/31	2,500,000	2,226,393
NXP BV / NXP Funding LLC / NXP USA, Inc. 5.00%, due 1/15/33 (b)(c)	4,500,000	4,403,961
PNC Financial Services Group, Inc. (The) 2.20%, due 11/1/24 (c)	5,000,000	4,811,530
Preservation Of Affordable Housing, Inc. 4.479%, due 12/1/32 (c)	3,000,000	2,812,491
Prologis LP 1.25%, due 10/15/30 (c)	4,500,000	3,549,123
Regency Centers LP 3.75%, due 6/15/24 (c)	2,000,000	1,947,076
San Francisco Bay Area Rapid Transit District 2.622%, due 8/1/29	2,000,000	1,812,122
Starbucks Corporation 2.45%, due 6/15/26 (c)	4,500,000	4,223,124
United States International Development Finance Corporation 3.43%, due 6/1/33	195,198	185,916
United States International Development Finance Corporation 3.05%, due 6/15/35	1,233,900	1,145,440

	PRINCIPAL AMOUNT	VALUE
Green and Sustainability Bonds — (continued)
United States International Development Finance Corporation 2.58%, due 7/15/38	$2,851,082	$2,513,828
Verizon Communications, Inc. 3.875%, due 2/8/29 (c)	3,500,000	3,365,533
Visa, Inc. 0.75%, due 8/15/27 (c)	5,000,000	4,360,230
Xylem, Inc. 2.25%, due 1/30/31 (c)	4,500,000	3,770,640

		84,655,959

Community Development Financial Institutions — 2.4%
Capital Impact Partners 1.00%, due 9/15/25 (c)	1,500,000	1,340,055
Enterprise Community Loan Fund, Inc. 4.152%, due 11/1/28 (c)	3,000,000	2,884,122
Local Initiatives Support Corporation 1.00%, due 11/15/25	2,000,000	1,753,734
Local Initiatives Support Corporation 3.782%, due 3/1/27 (c)	2,000,000	1,919,720
Reinvestment Fund, Inc. (The) 3.78%, due 2/15/26	1,400,000	1,339,265

		9,236,896

U.S. Government Agencies — 2.3%
Federal Farm Credit Banks Funding Corporation 2.26%, due 11/13/24	500,000	482,685
Federal Farm Credit Banks Funding Corporation 1.82%, due 12/18/25	3,000,000	2,826,633
Federal Farm Credit Banks Funding Corporation 2.80%, due 11/12/27	3,000,000	2,868,363
Federal Home Loan Banks 0.75%, due 12/14/23 (c)	3,000,000	2,894,931

		9,072,612

Software & Services — 1.6%
Adobe, Inc. 3.25%, due 2/1/25 (c)	3,500,000	3,416,819

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2023 (unaudited)	concluded

	PRINCIPAL AMOUNT	VALUE
Software & Services — (continued)
Salesforce, Inc. 3.70%, due 4/11/28 (c)	$3,000,000	$2,932,557

		6,349,376

Municipal — 1.0%
Commonwealth of Massachusetts 4.11%, due 7/15/31 (c)	4,000,000	3,954,760

Real Estate — 0.9%
National Community Renaissance of California 3.27%, due 12/1/32 (c)	4,000,000	3,406,820

Capital Goods — 0.8%
Trane Technologies Luxembourg Finance SA 3.80%, due 3/21/29 (c)	3,500,000	3,327,142

Media & Entertainment — 0.8%
Alphabet, Inc. 1.998%, due 8/15/26 (c)	3,500,000	3,255,098

Diversified Financials — 0.5%
State Street Corporation 3.10%, due 5/15/23	2,000,000	1,989,770

Insurance — 0.3%
Travelers Property Casualty Corporation 7.75%, due 4/15/26	1,000,000	1,095,369

Healthy Living — 0.1%
Whole Foods Market, Inc. 5.20%, due 12/3/25 (c)(e)	500,000	505,827

Total Bonds & Notes (Cost $137,196,773)		126,849,629

SHORT-TERM INVESTMENTS — 3.3%
	PRINCIPAL AMOUNT	VALUE
UMB Money Market Fiduciary Account, 0.01% (f) (Cost $12,979,209)		$12,979,209

Total Short-term Investments (Cost $12,979,209)		12,979,209

TOTAL INVESTMENTS (g) — 99.8%
(Cost $296,522,568)		391,514,935
Other Assets Less Liabilities — 0.2%		714,303

NET ASSETS — 100.0%		$392,229,238

PLC	– Public Limited Company
ADR	– American Depository Receipt
REIT	– Real Estate Investment Trusts
LP	– Limited Partnership
LLC	– Limited Liability Company

(a)	Non-income producing security.
(b)	Securities whose value are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Callable
(d)	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.5% of Net Assets. The total value of these securities is $1,781,720.
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. The total value of these securities is $1,453,541.

(f)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(g)

The cost of investments for federal income tax purposes is $296,229,352 resulting in gross unrealized appreciation and depreciation of $112,396,258 and $17,110,675 respectively, or net unrealized appreciation of $95,285,583.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2023 (unaudited)

COMMON STOCKS — 99.7%
	SHARES	VALUE
Software & Services — 22.1%
Accenture PLC, Class A (a)	17,580	$4,905,699
Adobe, Inc. (b)	13,010	4,818,123
ANSYS, Inc. (b)	2,437	649,119
Autodesk, Inc. (b)	6,035	1,298,491
Automatic Data Processing, Inc.	11,550	2,608,106
Cadence Design Systems, Inc. (b).	7,610	1,391,336
Cognizant Technology Solutions Corporation, Class A	14,393	960,733
Fidelity National Information Services, Inc.	16,875	1,266,300
Fortinet, Inc. (b)	18,567	971,797
Gen Digital, Inc	16,649	383,094
International Business Machines Corporation.	25,093	3,380,780
Intuit, Inc.	7,443	3,145,933
Mastercard, Inc., Class A	24,000	8,894,400
Microsoft Corporation.	197,131	48,851,033
Okta, Inc., Class A (b)	4,237	311,886
Oracle Corporation	44,502	3,936,647
Paycom Software, Inc. (b)	1,428	462,586
PayPal Holdings, Inc. (b)	30,599	2,493,513
PTC, Inc. (b)	3,122	421,095
salesforce, Inc. (b)	27,788	4,667,550
ServiceNow, Inc. (b)	5,609	2,552,824
Splunk, Inc. (b)	4,515	432,402
Teradata Corporation (b)	2,946	102,756
Visa, Inc., Class A	45,485	10,471,102
VMware, Inc., Class A (b)	5,911	723,920
Western Union Company (The)	10,613	150,386
Workday, Inc., Class A (b)	5,594	1,014,919
ZoomInfo Technologies, Inc. (b)	7,367	207,970

		111,474,500

Pharmaceuticals & Biotechnology — 8.5%
AbbVie, Inc.	49,215	7,271,516
Agilent Technologies, Inc.	8,218	1,249,793
Amgen, Inc	14,889	3,757,984
Biogen, Inc. (b)	4,029	1,172,036
BioMarin Pharmaceutical, Inc. (b)	5,176	597,052
Bio-Techne Corporation	4,416	351,779
Bristol-Myers Squibb Company	59,370	4,313,231
Danaher Corporation	19,209	5,078,475
Gilead Sciences, Inc.	34,818	2,922,623
Illumina, Inc. (b)	4,352	932,198

	SHARES	VALUE
Pharmaceuticals & Biotechnology — (continued)
IQVIA Holdings, Inc. (b)	5,190	$1,190,638
Jazz Pharmaceuticals PLC (a)(b)	1,735	271,805
Merck & Company, Inc.	70,486	7,570,901
Mettler-Toledo International, Inc. (b)	623	955,009
Vertex Pharmaceuticals, Inc. (b)	7,145	2,308,550
Waters Corporation (b)	1,676	550,700
Zoetis, Inc.	13,033	2,156,831

		42,651,121

Media & Entertainment — 8.0%
Alphabet, Inc., Class A (b)	166,767	16,483,250
Alphabet, Inc., Class C (b)	154,263	15,406,246
Electronic Arts, Inc.	7,708	991,865
John Wiley & Sons, Inc., Class A	1,277	58,487
Liberty Global PLC, Series A (a)(b)	4,718	102,333
Liberty Global PLC, Series C (a)(b)	7,830	175,001
New York Times Company (The), Class A	4,670	162,703
Omnicom Group, Inc.	5,726	492,379
Scholastic Corporation	806	35,657
Walt Disney Company (The) (b)	50,671	5,497,297
Warner Bros Discovery, Inc. (b)	64,515	956,112

		40,361,330

Semiconductors — 7.1%
Advanced Micro Devices, Inc. (b)	44,841	3,369,801
Analog Devices, Inc.	14,325	2,456,308
Applied Materials, Inc.	23,961	2,671,412
Intel Corporation	114,064	3,223,449
Lam Research Corporation	3,808	1,904,381
Microchip Technology, Inc.	15,304	1,187,896
NVIDIA Corporation	69,245	13,528,396
NXP Semiconductors NV (a)	7,314	1,348,043
ON Semiconductor Corporation (b)	12,119	890,140
Skyworks Solutions, Inc.	4,465	489,677
Texas Instruments, Inc.	25,414	4,503,615

		35,573,118

Capital Goods — 6.3%
3M Company .	15,412	1,773,613
A.O. Smith Corporation	3,506	237,356
AGCO Corporation	1,756	242,556
Air Lease Corporation, Class A	2,900	130,413

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2023 (unaudited)	continued

	SHARES	VALUE
Capital Goods — (continued)
Allegion PLC (a) .	2,423	$284,824
Applied Industrial Technologies, Inc.	1,062	152,089
Builders FirstSource, Inc. (b)	4,366	347,970
Carrier Global Corporation	23,430	1,066,768
Caterpillar, Inc.	14,667	3,700,337
Cummins, Inc. .	3,902	973,705
Deere & Company .	8,066	3,410,627
Dover Corporation	4,018	610,053
Eaton Corporation PLC	11,073	1,796,151
EMCOR Group, Inc.	1,379	204,437
Fastenal Company	16,075	812,591
Ferguson PLC (a)	5,828	829,558
Flowserve Corporation	3,598	123,843
Fortive Corporation	9,452	643,020
Fortune Brands Innovations, Inc. .	3,624	233,784
Graco, Inc.	4,675	319,396
Granite Construction, Inc.	1,169	49,776
IDEX Corporation .	2,113	506,444
Illinois Tool Works, Inc.	8,619	2,034,429
Lennox International, Inc.	886	230,909
Lincoln Electric Holdings, Inc.	1,548	258,315
Masco Corporation	6,312	335,798
MDU Resources Group, Inc.	5,639	174,302
Middleby Corporation (The) (b)	1,417	220,273
Owens Corning .	2,694	260,375
PACCAR, Inc.	9,625	1,052,109
Parker-Hannifin Corporation	3,571	1,164,146
Quanta Services, Inc	4,000	608,760
Rockwell Automation, Inc	3,193	900,522
Roper Technologies, Inc	2,954	1,260,620
Sensata Technologies Holding NV	4,217	214,435
Snap-on, Inc.	1,491	370,856
Stanley Black & Decker, Inc.	4,138	369,565
Tennant Company	469	32,891
Timken Company (The)	1,836	151,195
Trane Technologies PLC (a)	6,453	1,155,861
United Rentals, Inc. (b)	1,958	863,380
W.W. Grainger, Inc.	1,280	754,534
Westinghouse Air Brake Technologies Corporation	4,833	501,714
Xylem, Inc.	5,038	524,002

		31,888,302

	SHARES	VALUE
Diversified Financials — 5.5%
Ally Financial, Inc	8,641	$280,746
American Express Company	17,753	3,105,532
Ameriprise Financial, Inc.	3,001	1,050,710
Bank of New York Mellon Corporation (The)	21,260	1,075,118
BlackRock, Inc.	4,188	3,179,572
Charles Schwab Corporation (The)	40,395	3,127,381
CME Group, Inc.	9,995	1,765,717
Equitable Holdings, Inc.	10,511	337,088
FactSet Research Systems, Inc.	1,059	447,893
Franklin Resources, Inc.	8,275	258,180
Intercontinental Exchange, Inc.	15,527	1,669,929
Invesco Ltd.	9,662	178,844
Moody’s Corporation	4,587	1,480,454
Morgan Stanley .	35,772	3,481,689
Nasdaq, Inc.	9,612	578,546
Northern Trust Corporation.	5,555	538,668
S&P Global, Inc.	9,465	3,548,807
State Street Corporation .	10,168	928,643
T. Rowe Price Group, Inc.	6,316	735,625
Voya Financial, Inc.	2,740	191,170

		27,960,312

Food & Beverage — 4.8%
Archer-Daniels-Midland Company	15,579	1,290,720
Bunge Ltd	4,263	422,463
Campbell Soup Company .	5,891	305,920
Coca-Cola Company (The)	114,219	7,003,909
Conagra Brands, Inc	13,358	496,784
Darling Ingredients, Inc. (b)	4,475	296,648
General Mills, Inc.	16,545	1,296,466
Hormel Foods Corporation	8,326	377,251
Ingredion, Inc.	1,861	191,311
JM Smucker Company (The)	2,982	455,650
Kellogg Company .	7,026	481,843
Keurig Dr Pepper, Inc.	21,636	763,318
Kraft Heinz Company (The)	20,573	833,824
Lamb Weston Holdings, Inc.	4,019	401,458
McCormick & Company, Inc.	7,025	527,718
Mondelez International, Inc., Class A	38,178	2,498,368
PepsiCo, Inc.	38,380	6,563,747

		24,207,398

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2023 (unaudited)	continued

	SHARES	VALUE
Healthcare Equipment & Services — 4.7%
Align Technology, Inc. (b)	2,077	$560,229
AmerisourceBergen Corporation .	4,349	734,807
Becton, Dickinson and Company .	7,916	1,996,574
Cardinal Health, Inc	7,623	588,877
Centene Corporation (b)	15,875	1,210,310
Cigna Corporation	8,473	2,683,145
Cooper Cos., Inc. (The)	1,373	479,081
DaVita, Inc. (b)	1,534	126,386
DENTSPLY SIRONA, Inc.	6,103	224,773
DexCom, Inc. (b)	10,916	1,168,994
Edwards Lifesciences
Corporation (b)	17,219	1,320,697
Elevance Health, Inc	6,675	3,337,433
HCA Healthcare, Inc.	6,382	1,627,857
Henry Schein, Inc. (b)	3,810	328,232
Hologic, Inc. (b)	6,929	563,813
Humana, Inc.	3,527	1,804,766
IDEXX Laboratories, Inc. (b)	2,306	1,108,033
Insulet Corporation (b)	1,939	557,113
Laboratory Corporation of America Holdings	2,530	637,864
Patterson Companies, Inc.	2,363	71,339
Pediatrix Medical Group, Inc. (b) .	2,345	35,996
Quest Diagnostics, Inc.	3,264	484,639
ResMed, Inc.	4,060	927,182
Select Medical Holdings Corporation	2,929	85,146
STERIS PLC	2,791	576,369
Teladoc Health, Inc. (b)	4,537	133,388
West Pharmaceutical Services, Inc.	2,072	550,323

		23,923,366

Retailing — 4.3%
AutoNation, Inc. (b) .	1,017	128,874
Best Buy Company, Inc.	5,647	501,002
Booking Holdings, Inc. (b)	1,105	2,689,680
Buckle, Inc. (The)	773	34,012
CarMax, Inc. (b)	4,437	312,587
Foot Locker, Inc	2,366	102,945
GameStop Corporation, Class A (b)	7,256	158,689
Gap, Inc. (The)	5,660	76,806
Home Depot, Inc. (The)	28,466	9,227,823
Kohl’s Corporation	3,615	117,018
LKQ Corporation	7,286	429,583

	SHARES	VALUE
Retailing — (continued)
Lowe’s Companies, Inc.	17,245	$3,591,271
Nordstrom, Inc.	3,112	60,808
ODP Corporation (The) (b)	1,210	62,436
Pool Corporation	1,107	426,870
Signet Jewelers Ltd	1,332	102,311
Target Corporation	12,814	2,205,802
Tractor Supply Company	3,104	707,681
Ulta Beauty, Inc. (b)	1,432	735,991

		21,672,189

Real Estate — 3.5%
American Tower Corporation REIT	12,932	2,888,879
Anywhere Real Estate, Inc. (b)	3,345	28,366
AvalonBay Communities, Inc. REIT	3,884	689,177
Boston Properties, Inc. REIT	4,135	308,223
CBRE Group, Inc., Class A (b)	8,990	768,735
Corporate Office Properties Trust REIT	3,020	84,771
Digital Realty Trust, Inc. REIT	8,018	919,023
Equinix, Inc. REIT	2,532	1,868,945
Equity Residential REIT	9,921	631,472
Federal Realty Investment Trust REIT	2,054	229,083
Healthpeak Properties, Inc. REIT .	15,017	412,667
Host Hotels & Resorts, Inc. REIT .	19,655	370,497
Iron Mountain, Inc. REIT	8,096	441,880
Jones Lang LaSalle, Inc. (b)	1,342	248,095
Macerich Company (The) REIT	5,952	81,780
PotlatchDeltic Corporation REIT .	2,268	111,019
Prologis, Inc. REIT	25,639	3,314,610
SBA Communications Corporation, Class A REIT	2,985	888,127
Simon Property Group, Inc. REIT	9,110	1,170,271
UDR, Inc. REIT.	9,139	389,230
Ventas, Inc. REIT .	11,193	579,909
Welltower, Inc. REIT	12,825	962,388

		17,387,147

Materials — 3.1%
Air Products & Chemicals, Inc	6,167	1,976,585
Albemarle Corporation .	3,277	922,312
Amcor PLC (a)	41,645	502,239
Avery Dennison Corporation	2,271	430,218

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2023 (unaudited)	continued

	SHARES	VALUE
Materials — (continued)
Axalta Coating Systems Ltd. (b)	6,060	$182,406
Ball Corporation.	8,792	512,046
Compass Minerals International, Inc.	974	45,447
Ecolab, Inc.	7,104	1,099,912
H.B. Fuller Company	1,443	99,711
International Flavors & Fragrances, Inc. .	7,135	802,402
Linde PLC (a)	13,850	4,583,519
Minerals Technologies, Inc.	847	58,824
Mosaic Company (The)	9,658	478,457
Newmont Corporation .	22,010	1,164,989
PPG Industries, Inc	6,575	856,986
Schnitzer Steel Industries, Inc., Class A	743	25,143
Sealed Air Corporation	4,092	224,078
Sherwin-Williams Company (The)	6,844	1,619,222
Sonoco Products Company	2,725	166,525

		15,751,021

Household & Personal Products — 2.9%
Clorox Company (The)	3,440	497,734
Colgate-Palmolive Company	22,097	1,646,889
Estee Lauder Companies, Inc. (The), Class A	6,444	1,785,504
Kimberly-Clark Corporation	9,407	1,223,004
Procter & Gamble Company (The)	66,346	9,446,343

		14,599,474

Renewable Energy & Energy Efficiency — 2.9%
Acuity Brands, Inc.	915	172,496
Itron, Inc. (b)	1,270	72,987
Johnson Controls International, PLC	19,183	1,334,561
Ormat Technologies, Inc.	1,232	114,021
Tesla, Inc. (b)	74,062	12,829,020

		14,523,085

Insurance — 2.9%
Allstate Corporation (The) .	7,482	961,213
Arthur J. Gallagher & Company .	5,857	1,146,332
Chubb Ltd. (a)	11,634	2,646,619
Hartford Financial Services Group, Inc. (The) .	9,046	702,060
Lincoln National Corporation	4,513	159,896

	SHARES	VALUE
Insurance — (continued)
Loews Corporation	5,737	$352,711
Marsh & McLennan Companies, Inc.	13,855	2,423,378
Principal Financial Group, Inc.	6,970	645,073
Progressive Corporation (The)	16,295	2,221,823
Prudential Financial, Inc.	10,331	1,084,135
Travelers Companies, Inc. (The)	6,604	1,262,156
Willis Towers Watson PLC (a)	3,077	782,143

		14,387,539

Consumer Services — 2.7%
Aramark	6,406	285,259
Choice Hotels International, Inc.	1,023	125,716
Darden Restaurants, Inc.	3,433	507,981
Domino’s Pizza, Inc.	1,003	354,059
Hilton Worldwide Holdings, Inc.	7,630	1,107,037
Jack in the Box, Inc	583	44,296
Marriott International, Inc., Class A	7,683	1,338,225
McDonald’s Corporation	20,450	5,468,330
Royal Caribbean Cruises Ltd. (b) .	6,412	416,395
Starbucks Corporation	31,876	3,478,947
Vail Resorts, Inc.	1,126	295,395

		13,421,640

Technology Hardware & Equipment — 2.6%
Cisco Systems, Inc.	115,102	5,602,014
Cognex Corporation	4,899	268,171
CommScope Holding Company, Inc. (b)	5,878	49,375
Corning, Inc.	22,469	777,652
Dell Technologies, Inc., Class C	7,431	301,847
F5, Inc. (b)	1,665	245,854
Flex Ltd. (b)	12,749	297,689
Hewlett Packard Enterprise Company	36,025	581,083
HP, Inc.	28,932	843,079
Keysight Technologies, Inc. (b)	5,013	899,082
Motorola Solutions, Inc.	4,638	1,192,012
TE Connectivity Ltd. (a)	8,880	1,129,092
Trimble, Inc. (b)	6,927	402,182
Xerox Holdings Corporation	3,252	53,268
Zebra Technologies Corporation, Class A (b)	1,449	458,145

		13,100,545

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2023 (unaudited)	continued

	SHARES	VALUE
Transportation — 2.1%
ArcBest Corporation .	682	$56,913
Avis Budget Group, Inc. (b)	872	174,435
C.H. Robinson Worldwide, Inc.	3,466	347,189
CSX Corporation	59,536	1,840,853
Delta Air Lines, Inc. (b)	4,419	172,783
Expeditors International of Washington, Inc	4,575	494,786
Ryder System, Inc.	1,433	135,290
Southwest Airlines Company	4,118	147,301
U-Haul Holding Company	2,430	150,150
Union Pacific Corporation	17,350	3,542,696
United Parcel Service, Inc., Class B	20,334	3,766,467

		10,828,863

Banks — 1.8%
Bank of Hawaii Corporation	1,083	82,839
Cathay General Bancorp	1,913	84,095
Citizens Financial Group, Inc.	13,872	600,935
Comerica, Inc	3,662	268,461
First Republic Bank	5,118	721,024
Heartland Financial USA, Inc	1,213	60,007
Huntington Bancshares, Inc.	40,229	610,274
International Bancshares Corporation.	1,580	74,055
KeyCorp	26,010	499,132
M&T Bank Corporation	4,916	766,896
New York Community Bancorp, Inc.	19,014	189,950
Old National Bancorp.	8,040	140,700
PNC Financial Services Group, Inc. (The)	11,418	1,888,880
Regions Financial Corporation	26,168	615,995
SVB Financial Group (b)	1,658	501,446
Truist Financial Corporation	36,909	1,822,935
Umpqua Holdings Corporation	5,772	105,050
Zions Bancorp NA	4,145	220,348

		9,253,022

Consumer Durables & Apparel — 1.5%
Capri Holdings Ltd. (a)(b)	3,853	256,186
Columbia Sportswear Company	976	93,598
Deckers Outdoor Corporation (b)	746	318,900
Ethan Allen Interiors, Inc.	671	19,285
Garmin Ltd. (a)	4,306	425,777
Hanesbrands, Inc.	9,732	82,138

	SHARES	VALUE
Consumer Durables & Apparel — (continued)
Hasbro, Inc	3,620	$214,196
La-Z-Boy, Inc.	1,082	30,761
Mattel, Inc. (b)	9,824	200,999
Meritage Homes Corporation (b) .	1,000	107,690
Mohawk Industries, Inc. (b)	1,428	171,446
Newell Brands, Inc.	10,893	173,852
NIKE, Inc., Class B	35,117	4,471,448
PVH Corporation	1,838	165,236
Topgolf Callaway Brands Corporation (b)	3,876	94,923
Under Armour, Inc., Class A (b)	5,256	65,122
Under Armour, Inc., Class C (b)	5,022	54,740
VF Corporation	9,129	282,451
Whirlpool Corporation	1,522	236,808
Wolverine World Wide, Inc	2,254	36,357

		7,501,913

Telecommunication Services — 1.0%
Lumen Technologies Inc.	26,155	137,314
Verizon Communications, Inc.	116,720	4,852,050

		4,989,364

Commercial & Professional Services — 0.5%
ACCO Brands Corporation	2,536	16,104
ASGN, Inc. (b)	1,433	130,331
Copart, Inc. (b)	11,968	797,189
Deluxe Corporation	1,288	25,747
Exponent, Inc	1,400	143,556
Heidrick & Struggles International, Inc	461	14,180
HNI Corporation	1,060	33,676
ICF International, Inc.	549	56,102
Interface, Inc.	1,507	17,150
Kelly Services, Inc., Class A.	951	17,213
ManpowerGroup, Inc	1,426	124,290
Resources Connection, Inc.	987	17,046
Robert Half International, Inc.	3,043	255,490
Steelcase, Inc., Class A	2,304	17,971
Tetra Tech, Inc.	1,472	228,925
TransUnion	5,350	383,863
TrueBlue, Inc. (b)	927	18,197

		2,297,030

Food & Staples Retailing — 0.4%
Kroger Co. (The)	18,804	839,223

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2023 (unaudited)	concluded

	SHARES	VALUE
Food & Staples Retailing — (continued)
Sysco Corporation .	14,075	$1,090,249

		1,929,472

Automobiles & Components — 0.3%
Aptiv PLC (a)(b)	7,581	857,335
Autoliv, Inc. (a)	2,296	211,508
BorgWarner, Inc.	6,635	313,703
Harley-Davidson, Inc	3,861	177,722
Rivian Automotive, Inc., Class A (b)	8,923	173,106

		1,733,374

Utilities — 0.2%
American Water Works Company, Inc	5,088	796,221
Essential Utilities, Inc	6,920	323,372

		1,119,593

Healthy Living — 0.0%
Hain Celestial Group, Inc. (The) (b)	2,434	49,946
United Natural Foods, Inc. (b)	1,633	67,965

		117,911

Total Common Stocks (Cost $271,036,261)		502,652,629

SHORT-TERM INVESTMENTS — 0.2%
UMB Money Market Fiduciary Account, 0.01% (c) (Cost $846,167)		846,167

Total Short-term Investments (Cost $846,167)		846,167

TOTAL INVESTMENTS (d) — 99.9%
(Cost $271,882,428)		503,498,796
Other Assets Less Liabilities — 0.1%		420,452

NET ASSETS — 100.0%		$503,919,248

PLC	– Public Limited Company
REIT	– Real Estate Investment Trusts

(a)	Securities whose value are determined or significantly influenced by trading in markets other than the United States or Canada.
(b)	Non-income producing security.
(c)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(d)

The cost of investments for federal income tax purposes is $278,453,868 resulting in gross unrealized appreciation and depreciation of $243,413,526 and $18,368,598 respectively, or net unrealized appreciation of $225,044,928.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS January 31, 2023 (unaudited)

COMMON STOCKS — 99.2%
	SHARES	VALUE
Japan — 19.0%
Aeon Company, Ltd.	27,500	$563,796
Ajinomoto Company, Inc.	19,200	632,997
Asahi Kasei Corporation	52,500	397,826
Astellas Pharma, Inc.	76,800	1,130,506
Azbil Corporation	4,900	138,173
Daifuku Co., Ltd	4,300	236,774
Dai-ichi Life Holdings, Inc.	41,300	969,013
Daiichi Sankyo Company Ltd.	73,600	2,311,550
Daikin Industries Ltd	10,400	1,806,425
FANUC Corporation	8,100	1,431,187
Fast Retailing Company Ltd	2,500	1,518,399
Fujitsu Ltd.	8,200	1,167,511
Hankyu Hanshin Holdings, Inc .	9,700	288,308
Hitachi Construction Machinery Company Ltd.	4,600	108,483
Hulic Company Ltd.	16,300	133,983
Ibiden Company Ltd.	4,600	179,533
JFE Holdings, Inc.	20,500	270,306
Kao Corp.	19,900	804,395
KDDI Corp	67,600	2,112,057
Kikkoman Corporation	6,100	322,642
Kubota Corporation	43,000	646,217
Kurita Water Industries Ltd.	4,400	198,960
Mitsubishi Chemical Group Corporation.	53,400	299,651
Nitto Denko Corporation	6,000	387,825
Nomura Research Institute Ltd.	16,800	403,328
Omron Corporation	7,800	451,313
Panasonic Holdings Corporation .	92,600	858,714
Recruit Holdings Company Ltd. .	60,300	1,939,264
Sekisui House Ltd.	25,200	476,261
SG Holdings Company Ltd.	11,900	183,633
SoftBank Corporation	120,600	1,379,917
Sompo Holdings, Inc.	13,200	568,245
Sony Group Corporation	52,900	4,726,699
Sumitomo Chemical Company, Ltd.	63,500	243,753
Suntory Beverage & Food Ltd.	5,900	199,230
Sysmex Corporation	7,000	464,696
Terumo Corporation	27,400	797,624
Tokyo Electron Ltd.	6,300	2,202,003
Tokyu Corp.	21,400	275,191
Toray Industries, Inc.	56,600	347,753
Yamaha Corporation	5,800	225,528

	SHARES	VALUE
Japan — (continued)
Yamaha Motor Company Ltd	12,400	$305,421
Z Holdings Corporation	107,100	311,631

		34,416,721

France — 10.8%
AXA SA	78,473	2,448,378
BioMerieux	1,752	178,616
Bureau Veritas SA	12,361	353,433
Cie Generale des Etablissements Michelin SCA	28,528	902,087
Covivio REIT	1,937	132,969
Danone SA	26,939	1,477,375
EssilorLuxottica SA	12,203	2,239,086
Hermes International	1,328	2,485,462
Klepierre SA REIT (a)	8,898	225,844
L’Oreal SA	10,127	4,181,721
Publicis Groupe SA	9,554	673,962
Schneider Electric SE.	22,754	3,691,200
Valeo SA	8,686	189,838
Vivendi SA	30,718	329,916

		19,509,887

Canada — 10.5%
Agnico Eagle Mines Ltd.	19,028	1,074,526
Bank of Nova Scotia (The)	50,210	2,718,042
FirstService Corporation.	1,663	237,652
Gildan Activewear, Inc.	7,702	241,491
Intact Financial Corporation	7,348	1,065,973
Magna International, Inc.	11,518	747,726
Metro, Inc.	9,957	540,429
National Bank of Canada	14,042	1,054,786
Nutrien Ltd. .	22,628	1,873,025
Ritchie Bros Auctioneers, Inc.	4,671	282,450
Rogers Communications, Inc., Class B	14,908	724,785
Shopify, Inc. (a)	49,823	2,455,204
TELUS Corporation	19,578	421,841
Toromont Industries Ltd.	3,471	277,268
Toronto-Dominion Bank (The)	76,499	5,292,723

		19,007,921

United Kingdom — 9.9%
abrdn plc	90,688	238,868
Ashtead Group PLC	18,519	1,219,868
Barratt Developments PLC	43,949	249,801

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS January 31, 2023 (unaudited)	continued

	SHARES	VALUE
United Kingdom — (continued)
Berkeley Group Holdings PLC	4,590	$235,051
British Land Company PLC (The) REIT	36,671	200,703
BT Group PLC	288,344	444,265
Bunzl PLC	14,086	517,132
Burberry Group PLC	16,468	501,648
Coca-Cola Europacific Partners
PLC	8,628	485,066
Croda International PLC	5,861	499,590
Informa PLC	60,846	503,257
InterContinental Hotels Group PLC	7,752	538,191
Intertek Group PLC	6,763	363,504
J Sainsbury PLC	73,347	237,883
Johnson Matthey PLC	7,677	214,448
Kingfisher PLC	82,751	285,492
Legal & General Group PLC	249,537	785,314
Mondi PLC	20,518	386,938
Pearson PLC	27,576	314,494
RELX PLC	80,903	2,403,630
Schroders PLC	31,081	183,811
Segro PLC REIT	50,422	519,040
Severn Trent PLC	10,839	377,220
St. James’s Place PLC	22,972	348,353
Taylor Wimpey PLC	129,191	187,455
Unilever PLC	107,046	5,448,735
Whitbread PLC	8,360	314,867

		18,004,624

Netherlands — 9.1%
Akzo Nobel NV	7,601	566,183
ASML Holding NV .	13,825	9,147,638
CNH Industrial NV	42,875	758,545
IMCD NV	2,386	378,272
Just Eat Takeaway.com NV (a)(b).	7,732	198,361
Koninklijke DSM NV .	7,330	942,690
NN Group NV .	11,748	510,448
Prosus NV (a)	34,811	2,810,933
Wolters Kluwer NV	10,970	1,196,029

		16,509,099

Switzerland — 8.3%
Coca-Cola HBC AG (a)	8,438	205,063
Givaudan SA	386	1,251,501
Kuehne + Nagel International AG	2,277	542,966

	SHARES	VALUE
Switzerland — (continued)
Lonza Group AG	3,135	$1,788,335
Roche Holding AG	25,255	7,883,863
SGS SA.	269	655,993
Sonova Holding AG	2,248	562,161
Swiss Life Holding AG .	1,291	764,075
Swiss Re AG	12,658	1,325,432

		14,979,389

Denmark — 7.6%
AP Moller — Maersk A/S, Class A	133	283,416
AP Moller — Maersk A/S, Class B	210	456,812
Coloplast A/S, Class B	4,979	601,137
Demant A/S (a)	3,886	110,000
Genmab A/S (a)	2,759	1,081,243
Novo Nordisk A/S, Class B	69,468	9,613,668
Pandora A/S.	3,788	315,430
Vestas Wind Systems A/S	42,288	1,237,414

		13,699,120

Australia — 5.6%
ASX Ltd.	8,091	395,943
BlueScope Steel Ltd.	19,516	266,136
Brambles Ltd.	57,982	493,066
Cochlear Ltd.	2,710	409,427
Coles Group Ltd.	56,182	706,651
Computershare Ltd.	22,740	382,993
Dexus REIT	45,797	265,540
Fortescue Metals Group Ltd	71,078	1,122,744
Goodman Group	70,979	1,012,439
GPT Group (The) REIT	80,074	259,569
Lendlease Corporation Ltd.	29,429	179,707
Mineral Resources Ltd	7,120	450,778
Mirvac Group REIT	169,166	273,314
Newcrest Mining Ltd	37,447	595,013
Orica Ltd.	18,651	195,720
QBE Insurance Group Ltd.	62,025	605,185
REA Group Ltd.	2,203	197,551
Stockland REIT.	101,127	282,580
Suncorp Group Ltd.	53,537	475,919
Transurban Group	129,304	1,267,740
Vicinity Ltd. REIT	162,123	237,194

		10,075,209

Germany — 5.1%
adidas AG	7,252	1,167,736
Allianz SE	17,127	4,095,465

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS January 31, 2023 (unaudited)	continued

	SHARES	VALUE
Germany — (continued)
Carl Zeiss Meditec AG	1,685	$243,186
Deutsche Boerse AG	8,016	1,434,458
GEA Group AG	6,294	283,996
Merck KGaA	5,450	1,137,614
Puma SE	4,438	303,076
Telefonica Deutschland Holding AG	45,063	132,734
Zalando SE (a)(b)	9,415	439,086

		9,237,351

Hong Kong — 4.1%
AIA Group Ltd.	502,400	5,680,928
BOC Hong Kong Holdings Ltd.	155,000	541,703
Hang Seng Bank Ltd. .	32,017	533,183
MTR Corporation Ltd.	63,167	338,037
Swire Pacific Ltd. A Shares	20,000	183,277
Swire Properties Ltd	49,800	139,965

		7,417,093

Spain — 1.8%
Banco Bilbao Vizcaya Argentaria SA	255,063	1,801,774
Industria de Diseno Textil SA	45,724	1,427,595

		3,229,369

Ireland — 1.4%
CRH PLC.	31,735	1,482,799
James Hardie Industries PLC	18,704	419,700
Kerry Group PLC, Class A	6,686	626,503

		2,529,002

Italy — 1.3%
Amplifon SpA	5,064	139,839
Intesa Sanpaolo SpA	698,932	1,837,755
Prysmian SpA.	10,671	435,796

		2,413,390

Sweden — 1.3%
Boliden AB	11,619	521,426
Electrolux AB .	9,249	131,001
Essity AB, Class B	25,686	671,025
Husqvarna AB B Shares	17,356	147,663
Svenska Cellulosa AB SCA,
Class B	25,371	352,311
Tele2 AB B Shares	23,624	204,029
Telia Company AB	110,758	286,048

		2,313,503

	SHARES	VALUE
Singapore — 0.9%
Capitaland Investment Ltd.	107,511	$325,716
City Developments Ltd.	17,800	112,974
United Overseas Bank Ltd.	49,500	1,125,166

		1,563,856

Finland — 0.7%
Elisa Oyj	5,965	339,858
Kesko Oyj B Shares	11,353	264,462
Orion Oyj, Class B .	4,472	239,595
Stora Enso Oyj R Shares .	23,360	333,953
Wartsila OYJ Abp.	20,038	190,590

		1,368,458

Belgium — 0.7%
D’ieteren Group	1,046	199,915
KBC Group NV	10,553	781,663
Umicore SA	8,725	329,857

		1,311,435

Norway — 0.7%
DNB Bank ASA	38,971	728,741
Orkla ASA	31,484	235,050
Telenor ASA	29,933	313,357

		1,277,148

Israel — 0.3%
Bank Leumi Le-Israel BM	64,365	568,811

New Zealand — 0.1%
Meridian Energy Ltd. .	53,497	184,902

Total Common Stocks (Cost $163,650,961)		179,616,288

SHORT-TERM INVESTMENTS — 0.3%
UMB Money Market Fiduciary Account, 0.01% (c) (Cost $507,201)		507,201

Total Short-term Investments (Cost $507,201)		507,201

TOTAL INVESTMENTS (d) — 99.5%
(Cost $164,158,162)		180,123,489
Other Assets Less Liabilities — 0.5%		991,467

NET ASSETS — 100.0%		$181,114,956

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS January 31, 2023 (unaudited)	concluded

REIT	– Real Estate Investment Trusts
PLC	– Public Limited Company

(a)	Non-income producing security.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. The total value of these securities is $637,447.

(c)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(d)

The cost of investments for federal income tax purposes is $169,563,238 resulting in gross unrealized appreciation and depreciation of $27,729,272 and $17,169,021 respectively, or net unrealized appreciation of $10,560,251.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2023

(unaudited)

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
ASSETS:
Investments, at value (cost $296,522,568, $271,882,428 and $164,158,162, respectively)	$391,514,935	$503,498,796	$180,123,489
Foreign cash, at value (cost $213,298)	—	—	213,760
Receivables for:
Capital stock sold	208,480	546,414	272,044
Interest	895,790	4	4
Dividends	146,392	527,150	726,745

Total assets	392,765,597	504,572,364	181,336,042

LIABILITIES:
Payable for capital stock repurchased	86,903	189,251	61,606
Accrued expenses	449,456	463,865	159,480

Total liabilities	536,359	653,116	221,086

NET ASSETS	$392,229,238	$503,919,248	$181,114,956

NET ASSETS CONSIST OF:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$294,391,986	$280,100,354	$174,007,558
Net distributable earnings	97,837,252	223,818,894	7,107,398

NET ASSETS	$392,229,238	$503,919,248	$181,114,956

NET ASSET VALUE PER SHARE PER CLASS:
Individual Investor Class Shares:
Net assets applicable to shares outstanding	$288,118,776	$285,091,285	$51,248,885
Shares of beneficial interest issued and outstanding	8,909,989	4,513,498	4,059,693
Net asset value per share	$32.34	$63.16	$12.62

Institutional Class Shares:
Net assets applicable to shares outstanding	$104,110,462	$218,827,963	$129,866,071
Shares of beneficial interest issued and outstanding	3,205,617	3,481,170	10,322,051
Net asset value per share	$32.48	$62.86	$12.58

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the six months ended January 31, 2023

(unaudited)

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
INVESTMENT INCOME:
Interest income	$1,653,859	$32	$28
Dividend and other income (net of $2,321, $1,867 and $117,021 foreign withholding taxes, respectively)	1,511,742	4,028,825	1,316,649

Total investment income	3,165,601	4,028,857	1,316,677

EXPENSES:
Administrative services fee	1,447,034	2,190,159	640,866
Investment advisory fee	1,218,061	552,484	228,595

Total expenses	2,665,095	2,742,643	869,461

NET INVESTMENT INCOME	500,506	1,286,214	447,216

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,323,452	(2,240,354)	(3,323,321)
Foreign currency transactions	—	—	(14,692)
Change in net unrealized appreciation (depreciation) on:
Investments	(3,734,400)	(7,080,645)	15,216,499
Foreign currency translations	—	—	24,888

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(410,948)	(9,320,999)	11,903,374

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .	$89,558	$(8,034,785)	$12,350,590

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND		MSCI INTERNATIONAL INDEX FUND
	FOR THE SIX MONTHS ENDED JANUARY 31, 2023 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2022	FOR THE SIX MONTHS ENDED JANUARY 31, 2023 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2022	FOR THE SIX MONTHS ENDED JANUARY 31, 2023 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2022
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$500,506	$156,675	$1,286,214	$1,215,412	$447,216	$2,890,573
Net realized gain (loss) on investments and foreign currency transactions	3,323,452	9,290,056	(2,240,354)	443,916	(3,338,013)	(2,455,570)
Change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(3,734,400)	(43,567,306)	(7,080,645)	(49,526,394)	15,241,387	(33,433,605)

Net increase (decrease) in net assets resulting from operations	89,558	(34,120,575)	(8,034,785)	(47,867,066)	12,350,590	(32,998,602)

Dividends and distributions to shareholders:
Distributions
Individual Investor Class	(5,094,244)	(12,975,872)	(1,221,339)	(4,047,069)	(88,291)	(1,563,064)
Institutional Class	(1,929,901)	(3,990,285)	(1,171,767)	(3,269,110)	(370,320)	(4,167,887)

Total dividends and distributions	(7,024,145)	(16,966,157)	(2,393,106)	(7,316,179)	(458,611)	(5,730,951)

Capital share transactions:
Proceeds from sales of shares
Individual Investor Class	10,257,380	44,688,812	11,494,619	37,859,054	4,507,224	17,714,015
Institutional Class	9,896,455	30,572,580	23,987,999	87,698,497	17,243,961	45,355,351
Reinvestment of dividends and distributions
Individual Investor Class	4,923,981	12,593,808	1,186,708	3,952,832	87,446	1,547,300
Institutional Class	1,904,137	3,935,619	1,057,944	2,995,483	370,212	4,167,068
Payments for shares redeemed
Individual Investor Class[1]	(18,386,133)	(45,973,093)	(23,145,926)	(45,915,443)	(4,003,516)	(6,831,449)
Institutional Class[2]	(7,354,210)	(7,146,977)	(15,606,427)	(32,166,633)	(12,037,317)	(18,677,941)

Net increase (decrease) in net assets resulting from capital share transactions	1,241,610	38,670,749	(1,025,083)	54,423,790	6,168,010	43,274,344

Total increase (decrease) in net assets	(5,692,977)	(12,415,983)	(11,452,974)	(759,455)	18,059,989	4,544,791
NET ASSETS:
Beginning of period	397,922,215	410,338,198	515,372,222	516,131,677	163,054,967	158,510,176

End of period	$392,229,238	$397,922,215	$503,919,248	$515,372,222	$181,114,956	$163,054,967

[1]	Net of redemption fee received of $1,887, $9,068, $1,795, $11,556, $349 and $5,503, respectively.
[2]	Net of redemption fee received of $775, $127, $382, $3,488, $6,543 and $3,704, respectively.

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2023		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2022	2021	2020	2019	2018
Net Asset Value, beginning of period	$32.93		$37.21	$30.83	$29.05	$27.05	$25.55

Income (loss) from investment operations:
Net investment income (loss)	0.03		(0.01)	0.02	0.11	0.12	0.07
Net realized and unrealized gain (loss) on investments	(0.04)		(2.78)	7.51	2.25	2.50	1.79

Total increase (decrease) from investment operations	(0.01)		(2.79)	7.53	2.36	2.62	1.86

Less dividends:
Dividends from net investment income	(0.04)		—	(0.02)	(0.11)	(0.11)	(0.05)
Distributions from net realized gains	(0.54)		(1.49)	(1.13)	(0.47)	(0.51)	(0.31)

Total decrease from dividends	(0.58)		(1.49)	(1.15)	(0.58)	(0.62)	(0.36)

Net Asset Value, end of period	$32.34		$32.93	$37.21	$30.83	$29.05	$27.05

Total return	0.05	%(a)	(7.97)%	24.86%	8.19%	10.04%	7.32%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$288,119		$296,605	$323,991	$309,871	$276,487	$247,066
Ratio of expenses to average net assets	1.46	%(b)	1.46%	1.46%	1.47%	1.48%	1.48%
Ratio of net investment income to average net assets	0.18	%(b)	(0.03)%	0.07%	0.37%	0.44%	0.25%
Portfolio turnover(c)	4	%(a)	9%	17%	25%	19%	18%

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

GREEN CENTURY BALANCED FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2023		FOR THE YEARS ENDED JULY 31,	FOR THE PERIOD NOVEMBER 30 , 2020 (COMMENCEMENT OF OPERATIONS) TO JULY 31,
	(UNAUDITED)		2022	2021
Net Asset Value, beginning of period	$33.06		$37.27	$33.58

Income (loss) from investment operations:
Net investment income	0.07		0.08	0.08
Net realized and unrealized gain (loss) on investments	(0.03)		(2.78)	4.78

Total increase (decrease) from investment operations	0.04		(2.70)	4.86

Less dividends:
Dividends from net investment income	(0.08)		(0.02)	(0.04)
Distributions from net realized gains	(0.54)		(1.49)	(1.13)

Total decrease from dividends	(0.62)		(1.51)	(1.17)

Net Asset Value, end of period	$32.48		$33.06	$37.27

Total return	0.21	%(a)	(7.72)%	14.89	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$104,110		$101,317	$86,347
Ratio of expenses to average net assets	1.16	%(b)	1.16%	1.16	%(b)
Ratio of net investment income to average net assets .	0.48	%(b)	0.27%	0.33	%(b)
Portfolio turnover(c)	4	%(a)	9%	17	%(a)

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2023		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2022	2021	2020	2019	2018
Net Asset Value, beginning of period	$64.46		$71.35	$52.23	$46.17	$43.16	$38.05

Income from investment operations:
Net investment income	0.13		0.09	0.09	0.25	0.25	0.22
Net realized and unrealized gain (loss) on investments	(1.16)		(6.11)	19.60	6.16	3.61	5.28

Total increase (decrease) from investment operations	(1.03)		(6.02)	19.69	6.41	3.86	5.50

Less dividends:
Dividends from net investment income	(0.11)		(0.02)	(0.06)	(0.22)	(0.21)	(0.20)
Distributions from net realized gains	(0.16)		(0.85)	(0.51)	(0.13)	(0.64)	(0.19)

Total decrease from dividends	(0.27)		(0.87)	(0.57)	(0.35)	(0.85)	(0.39)

Net Asset Value, end of period	$63.16		$64.46	$71.35	$52.23	$46.17	$43.16

Total return	(1.58	)%(a)	(8.64)%	37.90%	13.95%	9.33%	14.52%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$285,091		$301,668	$338,094	$265,946	$244,706	$232,609
Ratio of expenses to average net assets	1.25	%(b)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.40	%(b)	0.11%	0.14%	0.52%	0.58%	0.53%
Portfolio turnover(c)	3	%(a)	5%	9%	10%	14%	18%

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

GREEN CENTURY EQUITY FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2023		FOR THE YEARS ENDED JULY 31,				FOR THE PERIOD APRIL 30 , 2018 (COMMENCEMENT OF OPERATIONS) TO JULY 31,
	(UNAUDITED)		2022	2021	2020	2019	2018
Net Asset Value, beginning of period	$64.13		$71.12	$52.10	$46.11	$43.16	$40.86

Income from investment operations:
Net investment income	0.22		0.31	0.30	0.39	0.39	0.09
Net realized and unrealized gain (loss) on investments	(1.15)		(6.13)	19.54	6.16	3.59	2.35

Total increase (decrease) from investment operations	(0.93)		(5.82)	19.84	6.55	3.98	2.44

Less dividends:
Dividends from net investment income	(0.18)		(0.32)	(0.31)	(0.43)	(0.39)	(0.14)
Distributions from net realized gains	(0.16)		(0.85)	(0.51)	(0.13)	(0.64)	—

Total decrease from dividends	(0.34)		(1.17)	(0.82)	(0.56)	(1.03)	(0.14)

Net Asset Value, end of period	$62.86		$64.13	$71.12	$52.10	$46.11	$43.16

Total return	(1.41	)%(a)	(8.38)%	38.33%	14.28%	9.65%	6.50	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$218,828		$213,705	$178,038	$94,039	$54,850	$29,978
Ratio of expenses to average net assets	0.95	%(b)	0.95%	0.95%	0.95%	0.95%	0.95	%(b)
Ratio of net investment income to average net assets	0.70	%(b)	0.41%	0.44%	0.82%	0.88%	0.83	%(b)
Portfolio turnover(c)	3	%(a)	5%	9%	10%	14%	18	%(a)

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2023		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2022	2021	2020	2019	2018
Net Asset Value, beginning of period	$11.82		$14.94	$11.68	$11.07	$11.50	$11.31

Income (loss) from investment operations:
Net investment income	0.02		0.19	0.09	0.10	0.18	0.17
Net realized and unrealized gain (loss) on investments	0.80		(2.87)	3.27	0.59	(0.40)	0.24

Total increase (decrease) from investment operations	0.82		(2.68)	3.36	0.69	(0.22)	0.41

Less dividends:
Dividends from net investment income	(0.02)		(0.18)	(0.10)	(0.08)	(0.16)	(0.19)
Distributions from net realized gains	—		(0.26)	—	—	(0.05)	(0.03)

Total decrease from dividends	(0.02)		(0.44)	(0.10)	(0.08)	(0.21)	(0.22)

Net Asset Value, end of period	$12.62		$11.82	$14.94	$11.68	$11.07	$11.50

Total return	6.97	%(a)	(18.36)%	28.76%	6.28%	(1.82)%	3.62%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$51,249		$47,435	$46,508	$29,073	$22,110	$18,744
Ratio of expenses to average net assets	1.28	%(b)	1.28%	1.28%	1.28%	1.28%	1.28%
Ratio of net investment income to average net assets	0.33	%(b)	1.55%	0.77%	0.98%	1.79%	1.71%
Portfolio turnover(c)	8	%(a)	29%	31%	20%	23%	28%

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2023		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2022	2021	2020	2019	2018
Net Asset Value, beginning of period	$11.78		$14.90	$11.66	$11.07	$11.50	$11.31

Income (loss) from investment operations:
Net investment income	0.04		0.24	0.13	0.13	0.21	0.21
Net realized and unrealized gain (loss) on investments	0.80		(2.86)	3.26	0.59	(0.38)	0.23

Total increase (decrease) from investment operations	0.84		(2.62)	3.39	0.72	(0.17)	0.44

Less dividends:
Dividends from net investment income	(0.04)		(0.24)	(0.15)	(0.13)	(0.21)	(0.22)
Distributions from net realized gains	—		(0.26)	—	—	(0.05)	(0.03)

Total decrease from dividends	(0.04)		(0.50)	(0.15)	(0.13)	(0.26)	(0.25)

Net Asset Value, end of period	$12.58		$11.78	$14.90	$11.66	$11.07	$11.50

Total return	7.12	%(a)	(18.05)%	29.09%	6.51%	(1.43)%	3.90%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$129,866		$115,620	$112,002	$61,608	$42,012	$31,808
Ratio of expenses to average net assets	0.98	%(b)	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets	0.63	%(b)	1.85%	1.07%	1.28%	2.09%	2.01%
Portfolio turnover(c)	8	%(a)	29%	31%	20%	23%	28%

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers three separate series, the Green Century Balanced Fund (the “Balanced Fund”), the Green Century Equity Fund (the “Equity Fund”) and the Green Century MSCI International Index Fund (the “MSCI International Index Fund”), each a “Fund” and collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund Investor Share Class commenced operations on March 18, 1992, the Balanced Fund Institutional Share Class commenced operations on November 30, 2020, the Equity Fund Individual Investor Share Class commenced operations on September 13, 1995, the Equity Fund Institutional Share Class commenced operations on April 30, 2018, and the Individual Investor Share Class and Institutional Share Class of the MSCI International Index Fund commenced operations on September 30, 2016.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on U.S. national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on U.S. national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted U.S. equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by an independent pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation or valuation provided by a pricing service is deemed not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Effective September 8, 2022, pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated Green Century Capital Management, Inc. (“GCCM”) as a valuation designee (the “Valuation Designee”) to determine the fair value, in good faith, of securities and other instruments for which no readily available market quotation exists. As Valuation Designee, GCCM is

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

responsible for the supervision and implementation of the valuation process with respect to the Funds. GCCM will, among other things, (1) assess and manage material risks associated with fair value determinations; (2) select, apply and test fair value methodologies; and (3) oversee and evaluate pricing services used.

For non-U.S. securities traded in foreign markets, the MSCI International Index Fund uses a fair value model developed by an independent pricing service to assist in valuing those securities. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent the readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Examples of level 2 inputs include 1) quoted prices for identical or similar assets in markets that are not active 2) investments valued at amortized cost and 3) investments valued with inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 — significant unobservable inputs, including the Funds’ own assumptions in determining the fair value of investments.

In some cases, the inputs used to measure the fair value of an asset or a liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of January 31, 2023:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$251,686,097	$ —	$ —	$251,686,097
BONDS & NOTES
GREEN & SUSTAINABILITY BONDS	—	82,874,239	1,781,720	84,655,959
COMMUNITY DEVELOPMENT FINANCIAL INSTITUTIONS	—	9,236,896	—	9,236,896
U.S. GOVERNMENT AGENCIES	—	9,072,612	—	9,072,612
SOFTWARE & SERVICES	—	6,349,376	—	6,349,376
MUNICIPAL	—	3,954,760	—	3,954,760
REAL ESTATE	—	3,406,820	—	3,406,820
CAPITAL GOODS	—	3,327,142	—	3,327,142
MEDIA & ENTERTAINMENT	—	3,255,098	—	3,255,098
DIVERSIFIED FINANCIALS	—	1,989,770	—	1,989,770
INSURANCE	—	1,095,369	—	1,095,369
HEALTHY LIVING	—	505,827	—	505,827

TOTAL BONDS & NOTES	—	125,067,909	1,781,720	126,849,629

SHORT-TERM OBLIGATIONS	12,979,209	—	—	12,979,209

TOTAL	$264,665,306	$125,067,909	$1,781,720	$391,514,935

The following is a summary of the inputs used to value the Equity Fund’s net assets as of January 31, 2023:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$502,652,629	$ —	$ —	$502,652,629
SHORT-TERM OBLIGATIONS	846,167	—	—	846,167

TOTAL	$503,498,796	$ —	$ —	$503,498,796

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

The following is a summary of the inputs used to value the MSCI International Index Fund’s net assets as of January 31, 2023:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS
JAPAN	$ —	$34,416,721	$ —	$34,416,721
FRANCE	—	19,509,887	—	19,509,887
CANADA	19,007,921	—	—	19,007,921
UNITED KINGDOM	485,066	17,519,558	—	18,004,624
NETHERLANDS	—	16,509,099	—	16,509,099
SWITZERLAND	—	14,979,389	—	14,979,389
DENMARK	—	13,699,120	—	13,699,120
AUSTRALIA	—	10,075,209	—	10,075,209
GERMANY	—	9,237,351	—	9,237,351
HONG KONG	—	7,417,093	—	7,417,093
SPAIN	—	3,229,369	—	3,229,369
IRELAND	—	2,529,002	—	2,529,002
ITALY	—	2,413,390	—	2,413,390
SWEDEN	—	2,313,503	—	2,313,503
SINGAPORE	—	1,563,856	—	1,563,856
FINLAND	—	1,368,458	—	1,368,458
BELGIUM	—	1,311,435	—	1,311,435
NORWAY	—	1,277,148	—	1,277,148
ISRAEL	—	568,811	—	568,811
NEW ZEALAND	—	184,902	—	184,902

TOTAL COMMON STOCKS	19,492,987	160,123,301	—	179,616,288

SHORT-TERM OBLIGATIONS	507,201	—	—	507,201

TOTAL	$20,000,188	$160,123,301	$ —	$180,123,489

There were no transfers into or out of Level 3 during the reporting period for the Equity Fund and the MSCI International Index Fund.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

The following is a reconciliation of assets for the Balanced Fund in which significant unobservable inputs (Level 3) were used in determining value:

BALANCED FUND BONDS & NOTES
Balance as of July 31, 2022	$—
Transfers into Level 3(1)	1,795,510
Transfers out of Level 3	—
Total gains or losses for the period
Included in earnings (or changes in net assets)	—
Included in other comprehensive income	—
Net purchases	—
Net sales	—

Balance as of January 31, 2023	$1,781,720

Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$(13,790)

(1) Transferred from Level 2 to Level 3 because of a lack of observable market data, resulting from a decrease in market activity for the security.

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of January 31, 2023:

ASSET CLASS	FAIR VALUE AT 1/31/2023	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE OF INPUT	IMPACT TO VALUATION FROM AN INCREASE IN INPUT(1)
Bonds & Notes	$1,781,720	Fair Value	Price of Comparable Bond/Discount for Liquidity/Marketability	88.54-89.60	Increase

(1) This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

(B)

Securities Transactions and Investment Income:    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date. Income, expenses and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

(C)

Currency Translation and Contracts:    Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates. When a Fund purchases or sells foreign securities, it enters into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The MSCI International Index Fund had no open foreign currency spot contracts outstanding as of January 31, 2023.

Cash, including cash denominated in foreign currencies, represents cash on hand held at major financial institutions and is subject to credit risk to the extent the balance exceeds applicable Federal Deposit Insurance Corporation (FDIC) or Securities Investor Protection Corporation (SIPC) limitations.

(D)

Distributions:    Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

(E)

Federal Taxes:    Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.

U.S. GAAP requires that all entities, including pass-through entities such as the Funds, establish a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of January 31, 2023. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through January 31, 2023. At January 31, 2023, the tax years 2019 through 2022 remain open to examination by the Internal Revenue Service.

(F)

Redemption Fee:    A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the six months ended January 31, 2023, the Balanced Fund, Equity Fund and MSCI International Index Fund received $2,662, $2,177, and $6,892 respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.

(G)

Indemnification:    The Funds’ organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

made against the Funds. The risk of material loss from such claims is considered remote. As of January 31, 2023, no liability has been accrued.
(H)

Offsetting of Assets and Liabilities:    As of January 31, 2023, there are no master netting arrangements related to the Funds. The Funds’ Statements of Assets and Liabilities present derivative instruments on a gross basis, if applicable. As of January 31, 2023, no derivative instruments were held by the Funds.

NOTE 2 — Transactions With Affiliates

(A)

Investment Adviser:    Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. Green Century’s investment advisory fee with respect to the Fund shall be equal on an annual basis to 0.65% of the average daily net assets of the Fund up to $250 million and 0.60% of the value of the average daily net assets of the Fund in excess of $250 million, accrued daily and paid monthly. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion. The MSCI International Index Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.28% of the MSCI International Index Fund’s average daily net assets.

(B)

Subadvisers:    Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Trillium’s investment subadvisory fee with respect to the Fund shall be equal on an annual basis to 0.40% of the value of the average daily net assets of the Fund up to $30 million, 0.35% of the value of the average daily net assets of the Fund in excess of $30 million up to $250 million, and 0.30% of the value of the average daily net assets of the Fund in excess of $250 million. For the six months ended January 31, 2023, Green Century accrued fees of $648,136 to Trillium. Northern Trust Investments, Inc. (“Northern Trust”) is the subadviser for the Equity Fund and MSCI International Index Fund. For the Equity Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the MSCI International Index Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $100,000 or 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the six months ended January 31, 2023, Green Century accrued fees of $95,969 and $98,083 to Northern Trust for the Equity Fund and the MSCI International Index Fund, respectively.

(C)

Administrator:    Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s Individual Investor Class average daily net assets up to and including $250 million and 1.43% of the Fund’s Individual Investor Class average daily net assets in excess of $250 million, and 1.18% of the Fund’s Institutional Class average

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

daily net assets up to and including $250 million and 1.13% of the Fund’s Institutional Class average daily net assets in excess of $250 million. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s Individual Investor Class average daily net assets, and 0.95% of the Fund’s Institutional Class average daily net assets. The MSCI International Index Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.28% of the Fund’s Individual Investor Class average daily net assets, and 0.98% of the Fund’s Institutional Class average daily net assets.
(D)

Subadministrator:    Pursuant to a Subadministrative and Fund Accounting Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator and Fund Accountant, is responsible for conducting fund accounting and certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the six months ended January 31, 2023, Green Century accrued fees of $126,649, $152,528, and $67,869 to UMBFS related to services performed on behalf of the Balanced Fund, the Equity Fund, and the MSCI International Index Fund, respectively.

(E)

Index Agreements:    The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social ex Fossil Fuels Index (the “KLD Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the KLD Index for the Equity Fund, MSCI is paid by the Adviser an annual license fee of $27,370, plus the greater of $26,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. The MSCI International Index Fund invests in the securities included in the MSCI World ex USA SRI ex Fossil Fuels Index (the “World Index”). The Index is owned and maintained by MSCI. For the use of the World Index for the MSCI International Index Fund, MSCI is paid by the Adviser an annual license fee of $27,820, plus the greater of $25,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. For the six months ended January 31, 2023, Green Century accrued fees of $102,204 and $51,723 to MSCI for the Equity Fund and MSCI International Index Fund, respectively.

NOTE 3 — Investment Transactions

For the six months ended January 31, 2023, the Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $16,503,285 and $27,873,152 respectively. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $15,300,475 and $16,154,395, respectively. The MSCI International Index Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $18,398,256 and $12,145,203, respectively.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2022 were as follows:

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
Undistributed ordinary income	$—	$38,797	$—
Undistributed long-term capital gains	5,708,503	1,290,374	—

Tax accumulated earnings	5,708,503	1,329,171	—

Accumulated capital and other losses	—	—	(2,799,944)
Unrealized appreciation (depreciation)	99,063,336	232,917,614	(1,956,491)
Foreign currency translations	—	—	(28,146)

Distributable net earnings (deficit)	$104,771,839	$234,246,785	$(4,784,581)

Losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. As of July 31, 2022, the MSCI International Index had $2,799,944 of post-October capital losses which are deferred until August 1, 2022 for tax purposes.

The tax character of distributions paid during the fiscal year ended July 31, 2022 and the year ended July 31, 2021 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2022	YEAR ENDED JULY 31, 2021	YEAR ENDED JULY 31, 2022	YEAR ENDED JULY 31, 2021
Ordinary income	$2,224,717	$670,021	$1,971,818	$1,620,123
Long-term capital gains	14,741,440	11,202,683	5,344,361	2,863,736

	MSCI INTERNATIONAL INDEX FUND
	YEAR ENDED JULY 31, 2022	YEAR ENDED JULY 31, 2021
Ordinary income	$3,753,140	$1,385,789
Long-term capital gains	1,977,811	—

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund, the Equity Fund and the MSCI International Index Fund were as follows:

	BALANCED FUND INDIVIDUAL INVESTOR CLASS	BALANCED FUND INDIVIDUAL INVESTOR CLASS
	SIX MONTHS ENDED JANUARY 31, 2023	YEAR ENDED JULY 31, 2022
Shares sold	324,619	1,261,887
Reinvestment of dividends	159,817	336,823
Shares redeemed	(582,139)	(1,297,432)

	(97,703)	301,278

	BALANCED FUND INSTITUTIONAL CLASS	BALANCED FUND INSTITUTIONAL CLASS
	SIX MONTHS ENDED JANUARY 31, 2023	YEAR ENDED JULY 31, 2022
Shares sold	311,453	848,497
Reinvestment of dividends	61,543	105,258
Shares redeemed	(231,894)	(206,135)

	141,102	747,620

	EQUITY FUND INDIVIDUAL INVESTOR CLASS	EQUITY FUND INDIVIDUAL INVESTOR CLASS
	SIX MONTHS ENDED JANUARY 31, 2023	YEAR ENDED JULY 31, 2022
Shares sold	190,043	538,236
Reinvestment of dividends	20,019	51,303
Shares redeemed	(376,795)	(647,575)

	(166,733)	(58,036)

	EQUITY FUND INSTITUTIONAL CLASS	EQUITY FUND INSTITUTIONAL CLASS
	SIX MONTHS ENDED JANUARY 31, 2023	YEAR ENDED JULY 31, 2022
Shares sold	392,016	1,249,076
Reinvestment of dividends	17,937	41,391
Shares redeemed	(260,955)	(461,512)

	(148,998)	828,955

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

	MSCI INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS	MSCI INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS
	SIX MONTHS ENDED JANUARY 31, 2023	YEAR ENDED JULY 31, 2022
Shares sold	393,878	1,282,266
Reinvestment of dividends	7,468	112,334
Shares redeemed	(353,215)	(496,937)

	48,131	897,663

	MSCI INTERNATIONAL INDEX INSTITUTIONAL CLASS	MSCI INTERNATIONAL INDEX INSTITUTIONAL CLASS
	SIX MONTHS ENDED JANUARY 31, 2023	YEAR ENDED JULY 31, 2022
Shares sold	1,548,700	3,386,081
Reinvestment of dividends	31,751	309,058
Shares redeemed	(1,073,007)	(1,395,350)

	507,444	2,299,789

NOTE 6 — Market Risks and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. In March 2020, a pandemic related to COVID-19 was declared. The pandemic represents a market risk factor including uncertainty in the financial markets. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Adviser otherwise believes is attractive, the Funds may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Funds’ performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Funds’ investments is not reasonably estimable at this time. Green Century will continue to monitor market conditions as information is available and evaluate the potential impacts, if any, on the value of its investments.

NOTE 7 — New Accounting Pronouncements

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	concluded

management program and appoint a derivatives risk manager. The Funds have adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds have adopted procedures in accordance with Rule 2a-5.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

NOTE 8 — Subsequent Events

Subsequent to January 31, 2023 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events requiring disclosure.

On March 10, 2023, Silicon Valley Bank (SVB), a subsidiary of SVB Financial Group, was taken control by the Federal Deposit Insurance Corp., and on March 17, 2023, SVB had filed for bankruptcy protection. As of January 31, 2023, Green Century Balanced Fund and Green Century Equity Fund held 6,707 and 1,658 shares of SVB Financial Group, valued at $2,028,465 and $501,446, respectively. The bankruptcy adversely impacted the value of such investments, and the value of its assets is not guaranteed. As a result, shares of SVB Financial Group were valued at zero in both Green Century Funds as of the date of issuance of this report.

REPORT OF TRUSTEES REGARDING 2022 CONTRACT APPROVAL

The Board of Trustees of the Green Century Funds (the “Board” or the “Trustees”) considered and approved the continuation of the Funds’ advisory and subadvisory agreements.

INVESTMENT ADVISORY AGREEMENTS

The Trustees, including the Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the “Independent Trustees”), voted to approve the continuance of the Investment Advisory Agreements, as amended (the “Advisory Agreements”) between the Trust, on behalf of each of the Balanced Fund, the Equity Fund, and the International Fund and Green Century Capital Management (“Green Century” or the “Adviser”) at the October 27-28, 2022 meeting. The Trustees considered, among other things, information provided by Green Century regarding the investment performance of each Fund; the expenses of each Fund and the advisory fee paid to Green Century by each Fund; and the profitability to Green Century of its advisory relationship with each Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the approval and continuance of the Advisory Agreements. The Trustees considered all of the information provided to them by Green Century, including information provided at Board meetings throughout the year and in connection with other communications and discussions with Green Century. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Advisory Agreements. The Trustees met with representatives of Green Century at the Trustees’ October 27-28 2022 meeting to discuss matters related to the continuation of the Advisory Agreements. Prior to voting, the Independent Trustees met with their independent counsel in private sessions at which no representatives of management were present. In approving the Advisory Agreements the Independent Trustees did not identify any single factor as determinative. Matters considered in connection with their approval of the Advisory Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees considered the scope and quality of the services performed for each of the Funds by the Adviser, including the resources dedicated by the Adviser.

With respect to the Balanced Fund, the services performed include the oversight and monitoring of the portfolio management and performance of the Balanced Fund; monitoring the implementation of the Balanced Fund’s environmental screens; implementing the environmental and other policies of the Trust by voting the Balanced Fund’s shareholder proxies independently and without reliance on third-party proxy advisory firms; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Trillium Asset Management, LLC (“Trillium”), the subadviser of the Balanced Fund, which performs the day-to-day portfolio management for the Fund.

With respect to the Equity Fund and the International Fund, these services include monitoring the Equity Fund’s performance and tracking error relative to the MSCI KLD 400 Social ex Fossil Fuels Index (the “MSCI KLD Index”); monitoring the International Fund’s performance and tracking error relative to the MSCI World ex USA SRI ex Fossil Fuels Index (the “MSCI World Index”); implementing the environmental and other policies of the Trust by voting the Equity Fund’s and the International Fund’s shareholder proxies independently and without reliance on third-party proxy advisory firms; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Northern Trust Investments, Inc. (“Northern Trust”), the subadviser of the Equity Fund and the International Fund, which performs day-to-day portfolio management for those two Funds.

In addition, the Trustees considered the Adviser’s mission to promote corporate environmental responsibility and to foster a sustainable economy, implemented in part by its commitment with respect to shareholder advocacy for more environmentally responsible policies and practices at major corporations. They took into account the not-for-profit ownership of the Adviser’s business, including its grant to a nonprofit organization out of its own resources and the fact that any distribution of profits by the Adviser are paid to its 100% owner, Paradigm Partners, which is comprised entirely of nonprofit environmental and public interest advocacy organizations so that no individuals or for-profit corporations directly benefit from the distributed earned profits of the Adviser. The Trustees noted that the organizations under Paradigm Partners advocate for critical public health and environmental campaigns. The Trustees considered the Adviser’s distribution of profits in recent years and acknowledged the long-term commitment from Paradigm Partners over the life of the Funds. They also evaluated the administrative services provided by Green Century to the Funds under a separate agreement, including the coordination of the activities of the Funds’ other service providers. The Trustees took into account Green Century’s ongoing adaptation to remote working following the coronavirus (COVID-19) pandemic. Based on its review of all of the services provided, the Trustees concluded that the nature, quality, and extent of services provided by the Adviser supported the continuance of the Advisory Agreements with respect to each Fund.

Investment Performance.    With respect to the Balanced Fund, the Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of other funds designated by Morningstar to have similar investment objectives as well as the Balanced Fund’s performance measured against the Lipper Balanced Fund Index (“Lipper Index”), which is a broad-based balanced fund market index, and against a custom balanced index (“Custom Index”) comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate and Government Index. In addition, the Trustees took into account the performance information they had been provided throughout the year. After weighing all the factors deemed appropriate, including the environmental screens applied to the Fund’s investment process, the Trustees concluded that the performance of the Balanced Fund supported the continuance of the Advisory Agreement with respect to the Balanced Fund.

With respect to the Equity Fund and the International Fund, the Trustees considered that due to each Fund’s passive investment strategy, the principal concern with regard to investment performance was the extent to which the Fund tracked its respective index. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Equity Fund and the International Fund supported the continuance of the Advisory Agreement with respect to the Equity Fund and the International Fund, respectively.

The Costs of Services Provided and Profitability.    The Trustees considered the costs of the services provided to the Funds and the profitability to the Adviser from its arrangements with the Funds.

The Trustees reviewed and considered an analysis of the advisory fees and total expenses ratios of each Fund and comparative data for multiple categories of mutual funds included in and as defined by Morningstar’s mutual fund database of thousands of mutual funds. In addition, the Trustees considered comparative advisory fee and expense ratio information provided by Green Century relating to a smaller set of peer funds identified by Green Century. The Trustees took into account, among other things, the distinct nature of the Funds as compared with the peer funds, particularly with respect to the Funds’ social investing, the non-profit ownership of the Adviser, and the Adviser’s advocacy efforts and how those characteristics distinguished the Funds from their peers. The Trustees considered the size of Green Century and that Green Century was not at the same operational scale as its competitors, The Trustees also noted that, based on information provided by Green Century, competitors to the Equity Fund include actively managed funds in addition to index funds.

With respect to the Morningstar peer groups, for the Balanced Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee for the Individual Investor Class was higher than the average advisory fee for sustainable investment funds (by 7 basis points), sustainable investment balanced Funds (by 17 basis points), all balanced funds (by 16 basis points) and was lower than the average of balanced funds with assets between $400 million and $500 million (by 3 basis points). The Trustees also noted that the total expense ratio for the Individual Investor Class of the Balanced Fund was effectively capped at 1.46% through the application of a “unitary administrative fee”

paid to Green Century, and that the total expense ratio was higher than that of the average of sustainable investment funds (by 44 basis points), sustainable investment balanced funds (by 36 basis points), all balanced funds (by 52 basis points), and balanced funds with assets between $400 million and $500 million (by 25 basis points).

For the Equity Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee for the Individual Investor Class was lower than the average advisory fee for sustainable investment funds (by 34 basis points), sustainable investment large growth funds (by 39 basis points), all large growth funds (by 45 basis points), large growth funds with assets between $500 million and $600 million (by 46 basis points) and large growth index funds (by 31 basis points). The Trustees also noted that the total expense ratio of Individual Investor Class of the Equity Fund was effectively capped at 1.25% through the application of a “unitary administrative fee” paid to Green Century, and that the total expense ratio was higher than the average of sustainable investment funds (by 23 basis points), sustainable investment large growth funds (by 16 basis points), the average of all large growth funds (by 6 basis points), large growth funds with assets between $500 million and $600 million (by 3 basis points) and was lower than the average of large growth index funds (by 1 basis point).

For the International Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee for the Individual Investor Class was lower than that of the average advisory fee for sustainable investment funds (by 28 basis points), sustainable investment foreign large blend funds (by 37 basis points), all foreign large blend funds (by 36 basis points) and foreign large blend funds with assets between $100 million and $200 million (by 45 basis points) and was higher than the average advisory fee for foreign large blend index funds (by 8 basis points). The Trustees also noted that the total expense ratio of Individual Investor Class shares of the International Fund was effectively capped at 1.28% through the application of a “unitary administrative fee” paid to Green Century, and that the total expense ratio was higher than that of the average of sustainable investment funds (by 26 basis points), sustainable investment foreign large blend funds (by 22 basis points), all foreign large blend funds (by 21 basis points), foreign large blend index funds (by 85 basis points) and was lower than the average of foreign large blend funds with assets between $100 million and $200 million (by 1 basis point).

Green Century provided the Trustees with information relating to the profitability to Green Century of its advisory relationships to the Funds. The Trustees noted that based on information provided by Green Century, the relationships to the Funds had not been profitable for several years, though recent growth in Fund assets resulted in a profit for the Adviser’s fiscal year ended June 30, 2015 and increasing levels of profit for subsequent periods through the Adviser’s fiscal year ended June 30, 2022. The Trustees considered an analysis of the estimated Fund-by-Fund profitability for Green Century from the investment management and administrative service it provides to the Trust, which showed that the Adviser had made a profit from managing each Fund. In this regard, the Independent Trustees considered the subadvisory fees and the other expenses incurred by the Adviser in providing advisory services to the Funds and the amount retained by Green Century out of the advisory fees. The Trustees also considered the fees received by Green Century for providing administrative services to the Funds and the expenses incurred in providing those services. In considering the cost allocation methodology used by Green Century, the Trustees took into consideration that the Adviser derives all of its revenues from the Funds and does not provide advisory or administrative services to other mutual funds or non-mutual fund clients. The Trustees considered the costs and entrepreneurial risks assumed by the Adviser in connection with launching, branding and maintaining publicly-offered mutual funds and that the Adviser had been unprofitable for ten of the last twenty-two fiscal years. The Trustees took into account the operational enhancements that Green Century had indicated it would need to undertake in connection with the growth of Fund assets, the addition of new share classes, and the expansion into different types of assets. The Trustees also considered Green Century’s non-profit ownership structure, its cost structure and personnel needs, and its investment in shareholder advocacy that aligns with the Funds’ stated intention to promote greater corporate environmental accountability. After reviewing the information described above, the Trustees concluded that the fees specified in the Advisory Agreements, taking into account the costs of the services provided by the Adviser and the profitability to the Adviser of its relationships with the Funds, supported the continuance of the Advisory Agreements with respect to the Funds.

Other Benefits.    With respect to fall-out benefits from the Adviser’s arrangements with the Funds, the Trustees considered that neither Green Century nor any affiliate of Green Century receives any brokerage fees, soft dollar benefits, liquidity rebates from electronic communications networks or payments for order flow from the trades executed for each Fund. The Trustees noted that Green Century does potentially benefit from its relationship with the Funds due to the Funds’ reputation as the first family of no-load environmentally responsible mutual funds and, more recently, as a pioneer in responsible and diversified fossil fuel free mutual funds. The Trustees considered that the association with the Funds supports Green Century’s own stated mission of advocating for corporate environmental responsibility. Further, pursuant to the Advisory Agreements, Green Century has reserved for itself the rights to the names “Green Century Funds” and any similar names; thus, Green Century may benefit in the future from developing other funds or investment products with the Green Century brand. The Trustees concluded that the fall-out benefits to be realized by Green Century were appropriate.

Economies of Scale.    The Trustees also considered whether economies of scale could be realized by the Adviser as the Funds grow in asset size and the extent to which such economies of scale were reflected in the level of fees charged. They noted the relatively small size of each Fund and the resultant difficulty of achieving meaningful economies of scale, though they took into account the effects of significant increases in Fund and Trust assets over the past few years relative to a very small base. They considered that if the assets were to increase, the Funds could have the opportunity to experience economies of scale as fixed costs would become a smaller percentage of the Funds’ assets and some of the Funds’ service providers’ fees, as a percentage of the Funds’ assets, could decrease. The Trustees noted that the advisory fee structure for each of the Equity Fund and the Balanced Fund includes breakpoints that would cause the advisory fee to decrease as a percentage of net assets as the Fund increased in size, though under certain circumstances the structure of the Equity Fund’s unitary administrative fee arrangement with the Adviser offsets the effects of any advisory fee reduction on the total expense ratio. The Trustees also considered information provided by Green Century regarding how it seeks to reinvest its higher fee revenues from economies of scale into augmenting the quality and sophistication of its business in support of the Funds. The Trustees concluded that, in light of all of the facts and circumstances, breakpoints were not warranted at this time, and that if assets increased significantly the Trustees would have opportunities to negotiate further breakpoints or other decreases in fees with the Adviser.

Based on a review of all factors deemed relevant the Trustees, including the Independent Trustees, concluded that the Advisory Agreements with respect to all of the Funds should be continued for an additional one-year period.

INVESTMENT SUBADVISORY AGREEMENTS

The Trustees, including the Independent Trustees, voted to approve the continuance of the subadvisory agreement between the Trust, on behalf of the Balanced Fund, Green Century, and Trillium, as amended (the “Balanced Fund Subadvisory Agreement”), the continuance of the subadvisory agreement between the Trust, on behalf of the Equity Fund, Green Century, and Northern Trust (the “Equity Fund Subadvisory Agreement”) and the continuance of the subadvisory agreement between the Trust, on behalf of the International Fund, Green Century, and Northern Trust (the “International Fund Subadvisory Agreement” and together with the Balanced Fund Subadvisory Agreement and the Equity Fund Subadvisory Agreement, the “Subadvisory Agreements”) at the October 27-28, 2022 meeting. In connection with their deliberations at the meetings, the Trustees considered, among other things, information provided by Trillium regarding the investment performance of the Balanced Fund, and information provided by Northern Trust regarding the investment performance of the Equity Fund (including the success with which the Equity Fund tracked the MSCI KLD Index) and the International Fund (including the success with which the International Fund tracked the MSCI World Index), the subadvisory fees paid to Trillium and Northern Trust, the profitability to Trillium of its subadvisory relationship to the Balanced Fund and financial information about Northern Trust. The Independent Trustees were assisted by independent counsel in considering these materials and the continuance of the Subadvisory Agreements. The Trustees considered all of the information provided to them by Trillium and Northern Trust, including information provided throughout the year. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the contract review. The Trustees met with representatives of Trillium and Northern Trust at the Trustees’ October 27-28, 2022 meeting to discuss matters related to the continuation of the Subadvisory Agreements. Prior to voting, the Independent Trustees met with their independent counsel in private sessions at which no representatives of management were present. In approving the continuance of the Subadvisory Agreements the Trustees did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Balanced Fund Subadvisory Agreement, Trillium provided the day-to-day portfolio management of the Balanced Fund, including determining asset and sector allocation; conducting securities selection and discovery; researching and analyzing environmental policies and practices of companies and implementing the Balanced Fund’s environmental screening criteria; managing the volatility, liquidity, risk, and turnover of the portfolio; and investing the portfolio consistent with the Balanced Fund’s investment objective and policies. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team and noted that Trillium was devoted exclusively to environmentally and socially responsible investing and managed over $4 billion in assets. The Trustees also considered Trillium’s compliance record as well as the professional experience and responsiveness of Trillium’s compliance staff, as reported to them by the Trust’s chief compliance officer. The Trustees also considered Trillium’s leadership in social and environmental responsibility, including its shareholder advocacy efforts.

The Trustees noted that under the terms of the Equity Fund Subadvisory Agreement and the International Fund Subadvisory Agreement, Northern Trust provided the day-to-day portfolio management of each of the Equity Fund and the International Fund, making purchases and sales of portfolio securities consistent with each such Fund’s investment objective and policies and with changes to the applicable index. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team as well as the team’s experience in passive management. The Trustees also considered Northern Trust’s handling of daily inflows and outflows, transaction costs, tracking error, and the portfolio turnover rates for each of the Equity Fund and the International Fund. The Trustees also considered Northern Trust’s compliance record as well as the professional experience and responsiveness of Northern Trust’s compliance staff, as reported to them by the Trust’s chief compliance officer.

Based on its review of all of the services provided and to be provided, the Trustees concluded that the nature, quality, and extent of services provided by Trillium and Northern Trust, respectively, supported the continuance of the Subadvisory Agreements.

Investment Performance.    The Trustees reviewed and considered information regarding the investment performance of the Individual Investor Class of the Balanced Fund and comparative data with respect to the performance of mutual funds with similar investment objectives as well as other broad-based market indexes. The Trustees noted that as of periods ended August 31, 2022, the Balanced Fund’s three-, five- and ten-year average annual returns outperformed the Lipper Index and its one-year average annual returns underperformed the Lipper Index. The Trustees also noted that as of periods ended August 31, 2022, the Balanced Fund’s one-, three-, five- and ten-year average annual returns underperformed the Custom Index. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Balanced Fund together with Trillium’s investment process, philosophies and experience in environmental and sustainable investing, supported the continuance of the Balanced Fund Subadvisory Agreement.

With respect to the Equity Fund and the International Fund, the Trustees considered that due to each Fund’s passive investment strategy, the principal concern with regard to investment performance was the extent to which the Fund tracked its respective index. The Trustees reviewed the performance of the Individual Investor Class shares of the Equity Fund as compared to that of the MSCI KLD Index for the twelve-month period ended July 31, 2022, and noted that the Equity Fund’s performance slightly underperformed that of the MSCI KLD Index. In particular, they observed that, after taking into consideration the fees and expenses of the Individual Investor Class shares, for the one-year period the Equity Fund’s performance was in line with that of the MSCI KLD Index. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Equity Fund together with Northern Trust’s investment process and experience in passive portfolio management supported the continuance of the Equity Fund Subadvisory Agreement. The Trustees reviewed the performance of the Individual Investor Class shares of the International Fund, exclusive of the expenses of the class, as compared to that of the MSCI World Index for the twelve-month period ended July 31, 2022, and noted that the Fund’s performance closely followed that of the MSCI World Index. The Trustees took into account that the non-U.S. nature of the securities in which the International Fund invests and the fees and expenses of the Individual Investor Class shares have an impact on the Fund’s tracking error. After considering all the factors they deemed appropriate, the Trustees concluded that the performance of the International Fund together with Northern Trust’s investment process and experience in passive portfolio management supported the continuance of the International Fund Subadvisory Agreement.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees paid by Green Century to Trillium under the Balanced Fund Subadvisory Agreement were 0.40% of the value of the average daily net assets of the Balanced Fund up to $30 million, 0.35% of the value of the average daily net assets of the Balanced Fund in excess of $30 million up to $250 million, and 0.30% of the value of the average daily net assets of the Balanced Fund in excess of $250 million.

In evaluating the profitability of the Subadvisory Agreement to Trillium, the Trustees noted that based on information provided by Trillium, the relationship was profitable. The Trustees noted that Trillium stated that recent increases in the assets of the Balanced Fund have allowed Trillium to realize what it considers to be a fair entrepreneurial profit on the subadvisory services it provides. The Trustees considered the financial resources Trillium dedicated and the other expenses Trillium incurred in providing subadvisory services to the Balanced Fund, including startup costs relating to the relationship, and additional personnel, legal, trading analysis and compliance costs required in the context of providing subadvisory services to a mutual fund. The Trustees took into account that Trillium is the investment adviser or sub-adviser to other mutual funds. The Trustees also considered Trillium’s fee structure and noted, based on the information provided, that the subadvisory fees were lower than the fees Trillium would receive from an institutional client with separate accounts of similar size as the Balanced Fund.

The Trustees considered that the subadvisory fees paid by Green Century to Northern Trust under the Equity Fund Subadvisory Agreement were an annual fee equal to the greater of (a) $75,000 or (b) 0.10% of the value of the average daily net assets of the Equity Fund up to but not including $50 million, 0.05% of the value of the average daily net assets of the Equity Fund from and including $50 million up to but not including $100 million, and 0.03% of the value of the average daily net assets of the Equity Fund equal to or in excess of $100 million.

The Trustees considered that that the subadvisory fees paid by Green Century to Northern Trust under the International Fund Subadvisory Agreement were an annual fee equal to the greater of (a) $100,000 or (b) 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million, and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million.

The Trustees reviewed and considered an analysis of the subadvisory fees for the Equity Fund and the International Fund against comparative data for mutual funds subadvised by Northern Trust with a similar investment strategy and asset size. The Trustees noted that each Fund paid subadvisory fees at effective rates comparable to those paid to Northern Trust by other subadvised index funds with similar levels of net assets. In evaluating the profitability of each of the Equity Fund Subadvisory Agreement and International Fund Subadvisory Agreement to Northern Trust, the Trustees noted that Northern Trust does not calculate earnings at the subadvisory client level.

The Trustees also considered that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by the Funds.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreements, taking into account the nature and quality of services provided and the costs of the services provided by Trillium and Northern Trust as applicable, supported the continuance of the Subadvisory Agreements.

Other Benefits.    The Trustees evaluated potential other benefits that each of Trillium and Northern Trust may realize from its relationship with the applicable Fund(s). The Trustees considered the brokerage practices of Trillium, including the soft dollar commissions that were generated with respect to the Balanced Fund’s portfolio transactions. The Trustees considered that Trillium was not affiliated with a broker/dealer and therefore no benefit would be realized by Trillium through transactions with affiliated brokers. The Trustees also considered the brokerage practices of Northern Trust, including that Northern Trust does not trade for the Equity Fund or the International Fund through its affiliated broker. The Trustees also considered that no soft dollars have been paid in connection with Northern Trust’s management of the Equity Fund and the International Fund.

The Trustees further considered the reputational and other advantages that each of Trillium and Northern Trust may gain from its relationship with the applicable Fund(s), including that Northern Trust’s management of the Equity Fund and the International Fund will broaden its exposure to the socially responsible mutual fund market, which may assist in its marketing efforts. The Trustees concluded that the benefits received by each of Trillium and Northern Trust were reasonable in the context of its relationship with the applicable Fund(s).

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by each of Trillium and Northern Trust as the Funds grow in asset size and the extent to which such economies of scale might be reflected in the subadvisory fees. They noted the relatively small size of each Fund (compared with similar funds in the industry) and the resultant difficulty of achieving meaningful economies of scale, though they took into account the effects of significant increases in Fund and Trust assets over the past few years. They considered that if the assets were to increase, Trillium and Northern Trust could have the opportunity to experience economies of scale. They also noted that pursuant to the Balanced Fund Subadvisory Agreement, the overall subadvisory fees paid to Trillium by Green Century (out of the advisory fee that Green Century receives from the Fund, which is subject to a breakpoint) include breakpoints at $30 million and $250 million, so that fees as a percentage of net assets decrease modestly (from 40 basis points towards 30 basis points) as assets in the Balanced Fund increase. They also noted that pursuant to the Equity Fund Subadvisory Agreement and the International Fund Subadvisory Agreement, the overall subadvisory fees paid to Northern Trust by Green Century (out of the advisory fee that Green Century receives from the applicable Fund, which, for the Equity Fund, is subject to breakpoints) include breakpoints at $50 million and $100 million (subject to a minimum annual fee of $75,000 for the Equity Fund and $100,000 for the International Fund), so that fees as a percentage of net assets decrease as assets in the Equity Fund and the International Fund increase. The Trustees concluded that economies of scale could be realized as the Funds grow, and that the fee schedules as specified were appropriate, and supported the continuance of the Subadvisory Agreements.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that all of the Subadvisory Agreements should be continued for an additional one-year period.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

As required by law, each Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that a Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. Green Century Capital Management, Inc. (the “Adviser”), the fund’s investment adviser, is the administrator of the Program. The Adviser has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any Highly Liquid Investment Minimum, and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from November 1, 2021 through October 31, 2022 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored each Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk.    The Committee reviewed each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that each Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing each Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing each Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources as components of the Fund’s ability to meet redemption requests.

Liquidity Classification.    The Committee reviewed the Program’s liquidity classification methodology for categorizing each Fund’s investments into one of four liquidity buckets. In reviewing each Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum.    For each Fund, the Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because each Fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments.    The Committee confirmed that during the Reporting Period, no Fund acquired any illiquid investment such that, after the acquisition, the Fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind.    The Committee confirmed that no redemptions in-kind were effected by a Fund during the Reporting Period.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage each Fund’s liquidity risk throughout the Reporting Period.

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YOUR NOTES

Semi-Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

Two Financial Center

60 South Street, Suite 1100

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund and International Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

UMB Bank, n.a.

928 Grand Blvd

Kansas City, MO 64106

TRANSFER AGENT

Atlantic Shareholder Services, LLC

Three Canal Plaza

Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

January 31, 2023

Balanced

Fund

Equity Fund

International Fund

An investment for your future. Printed on recycled paper with soy-based ink.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Not applicable.

(2) Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(3) Not applicable.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Leslie Samuelrich
Leslie Samuelrich
President and Principal Executive Officer
April 05, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Leslie Samuelrich
Leslie Samuelrich
President and Principal Executive Officer
April 05, 2023

/s/ Matthew Dunlap
Matthew Dunlap
Treasurer and Principal Financial Officer
April 05, 2023